UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	08-31

Date of reporting period:	08-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2016

California Long-Term Tax-Free Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Municipal Bonds (Munis) Generally Extended Their Solid Performance

Key conditions described in our semiannual report letter extended for another six months. Widespread concerns about global economic growth sparked financial market volatility, followed by monetary policy reactions from central banks. The primary catalyst in 2015 was China, where slowing economic growth and currency devaluations sent shock waves through the global markets. These factors re-emerged in January and early February 2016, triggering sell-offs in riskier assets such as stocks and high-yield bonds and encouraging central banks in Japan and Europe to cut interest rates and/or extend their bond-buying (quantitative easing, QE) programs. More QE came after Brexit, the U.K.’s vote to exit the European Union. Monetary policy expansion produced negative interest rates in Japan and Europe, and lowered longer-maturity bond yields globally.

In this bond-friendly environment, munis generally continued to perform well. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally, after-tax muni yields looked attractive, especially for investors in top tax brackets.

After 12 straight months of positive performance for the broad muni market, we’re positioning muni portfolios for increased volatility (and the possibility of lower returns) after heavy demand compressed the yield differences (spreads) between shorter- and longer-maturity bonds, and higher- and lower-quality bonds. Spreads narrowed to an extent in August 2016 that would indicate a greater chance of widening than narrowing, given the uncertainties ahead, including central bank reviews of their QE programs, the Federal Reserve’s desire to raise interest rates, the fallout from Brexit, and the U.S. presidential election. We appreciate your continued trust in us during this challenging period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	7.62%	5.65%	4.79%	—	11/9/83
Bloomberg Barclays Municipal Bond Index	—	6.88%	4.80%	4.87%	—	—
Institutional Class	BCLIX	7.83%	5.87%	—	5.82%	3/1/10
A Class	ALTAX					9/28/07
No sales charge		7.35%	5.39%	—	4.81%
With sales charge		2.53%	4.42%	—	4.27%
C Class	ALTCX	6.55%	4.61%	—	4.03%	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2016
Investor Class — $15,977

Bloomberg Barclays Municipal Bond Index — $16,093

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Long-Term Tax-Free returned 7.62%* for the 12 months ended August 31, 2016, outperforming the Bloomberg Barclays Municipal Bond Index, which returned 6.88%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bonds (munis) and California and longer-maturity munis in particular. The muni market generally rallied, posting a positive total return in each of the 12 months and outperforming the U.S. Treasury market and the broad taxable investment-grade U.S. fixed-income market for the entire period. In addition to benefiting from a favorable backdrop for U.S. fixed-income securities—which included declining interest rates and muted inflation—munis advanced on stable credit trends, positive flows, and other supportive supply/demand factors.

Favorable Fixed-Income Backdrop, Muni Market Dynamics Fueled Gains

Investor concerns about global growth, commodity prices, and central bank monetary decisions generated volatility during the 12-month period. The U.S. economy continued to exhibit modest growth, particularly compared with the rest of the developed world, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate. However, the Fed implemented only one rate hike during the period—a 25 basis point increase (1 basis point equals 0.01%) on December 16, 2015, which pushed the range for the federal funds rate target to 0.25%-0.50%.

Despite expectations for additional rate hikes in 2016, the Fed cited concerns about the health of the global economy, the uncertainty triggered by the U.K. vote in late June to exit the European Union (Brexit), and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in Europe, Japan, and China continued to implement aggressive stimulus programs in response to weak growth rates and deflation threats in those regions. This action increased the relative attractiveness of the U.S. bond market, where yields were generally higher.

This environment led to positive performance for U.S. Treasuries and other U.S. bond market sectors. Munis generally tracked the U.S. Treasury market, but factors specific to the municipal market helped munis outperform. In particular, supply and demand dynamics remained favorable and supported gains. Overall supply increased only slightly, while demand for munis remained robust due to the tax advantages and perceived “safe-haven” munis offered investors. As of August 31, 2016, muni funds experienced 48 consecutive weeks of positive flows, according to Lipper Inc.

Overall, all major sectors of the muni bond market posted positive returns for the 12-month period, according to Bloomberg Barclays. Reflecting investor demand for yield, longer-maturity and lower-quality munis generally performed better than shorter-maturity and higher-quality securities. In addition, revenue bonds outperformed general obligation (GO) bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

State and National Fiscal, Credit Backdrops Were Generally Positive

State and local finances in California and across the U.S. remained relatively healthy, even as tax revenue growth slowed due to stock market volatility. Spending restraint enabled most states, including California, to maintain stable credit profiles. Furthermore, California’s job growth outpaced the national average, and the state’s housing market continued to improve. In addition, state officials reported $7.3 billion in reserves at the end of fiscal year 2016 and projected reserves would climb to $8.5 billion by the end of fiscal year 2017. Also, in August 2016, Fitch Ratings upgraded California’s bond credit rating from “A+” to “AA-.”

From a national credit rating perspective, downgrades outpaced upgrades in the second calendar quarter of 2016, largely due to troubled credits in Illinois and Michigan. Overall, the national muni default rate remained low. We continue to believe it is unlikely any states will default, but special circumstances may continue to pressure isolated state, local, and commonwealth credit ratings, such as those in Puerto Rico, Illinois, New Jersey, and Michigan.

Longer Maturity, Longer Duration Drove Outperformance

Our maturity strategy primarily accounted for the portfolio’s outperformance versus the Bloomberg Barclays index. In particular, we maintained a slight flattening bias with respect to the portfolio’s yield-curve positioning, holding more exposure to longer-maturity munis than the index. This strategy aided relative performance as yields on longer-maturity securities declined more than yields on shorter-maturity munis, causing the muni yield curve to flatten. The portfolio’s duration (price sensitivity to interest rate changes), which was slightly longer than the index’s, also lifted performance in this yield environment.

Elsewhere, sector and security selection produced mixed results relative to the index. Overall, our preference for revenue bonds over GO bonds aided results. Within the revenue sector, an overweight position relative to the index in lease revenue bonds aided results, while an underweight position in industrial development revenue bonds detracted. Meanwhile, security selection among special tax and water and sewer bonds aided relative results, while our selections among lease revenue and local GO bonds detracted.

Focus on Yield in Range-Bound Market

We believe U.S. economic fundamentals support slightly higher interest rates. But low inflation, weaker global economic fundamentals, low interest rates in Europe and Japan, weak commodity prices, a strong U.S. dollar, and geopolitical uncertainty (particularly in the wake of the Brexit vote) will, in our view, likely keep Fed action slow and data dependent, and keep rates range-bound in the near term. For this reason, we are comfortable maintaining a slightly longer-than-average duration and a slight bias toward lower-quality credits—two strategies that have helped enhance the portfolio’s yield. We also believe volatility may escalate ahead of the November U.S. presidential election, and such volatility may cause credit spreads (the yield differential between high-quality and low-quality munis of similar maturity) to widen. This potential backdrop may present compelling buying opportunities among lower-quality credits. In this environment, we believe fundamental credit research, active management, and security selection will become increasingly important.

6

Fund Characteristics

AUGUST 31, 2016
Portfolio at a Glance
Weighted Average Maturity	17.7 years
Average Duration (Modified)	5.6 years

Top Five Sectors	% of fund investments
General Obligation (GO) - Local	16%
Hospital	13%
General Obligation (GO) - State	11%
Lease Revenue	9%
Prerefunded	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	101.9%
Other Assets and Liabilities	(1.9)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period(1) 3/1/16 - 8/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,039.60	$2.41	0.47%
Institutional Class	$1,000	$1,040.60	$1.38	0.27%
A Class	$1,000	$1,038.30	$3.69	0.72%
C Class	$1,000	$1,034.40	$7.52	1.47%
Hypothetical
Investor Class	$1,000	$1,022.77	$2.39	0.47%
Institutional Class	$1,000	$1,023.78	$1.37	0.27%
A Class	$1,000	$1,021.52	$3.66	0.72%
C Class	$1,000	$1,017.75	$7.46	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

AUGUST 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 101.9%
California — 101.2%
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 6.00%, 8/1/30	$1,000,000	$1,220,470
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 6.25%, 8/1/39	1,200,000	1,387,404
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 5.00%, 8/1/43	500,000	595,015
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/37	1,000,000	1,217,600
Alameda Corridor Transportation Authority Rev., Capital Appreciation, 0.00%, 10/1/32 (NATL)(1)	1,000,000	623,890
Alameda Corridor Transportation Authority Rev., Capital Appreciation, 0.00%, 10/1/35 (NATL)(1)	3,750,000	2,059,575
Alum Rock Union Elementary School District GO, 6.00%, 8/1/39	1,000,000	1,296,370
Anaheim Public Financing Authority Rev., 5.375%, 10/1/36	300,000	354,369
Anaheim Public Financing Authority Rev., 5.25%, 10/1/39	2,500,000	2,769,450
Anaheim Public Financing Authority Rev., 5.00%, 5/1/46	2,200,000	2,646,094
Bay Area Toll Authority Rev., 5.00%, 4/1/43	2,655,000	3,207,665
Bay Area Toll Authority Rev., 5.00%, 10/1/54	1,500,000	1,800,525
Bay Area Toll Authority Rev., VRDN, 1.26%, 9/1/16	550,000	550,171
Bay Area Toll Authority Rev., VRDN, 1.66%, 9/1/16	1,250,000	1,263,075
Bay Area Toll Authority Rev., VRDN, 1.81%, 9/1/16	500,000	509,175
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/25	285,000	360,665
California Educational Facilities Authority Rev., (Claremont Mckenna College), 5.00%, 1/1/32	750,000	947,970
California Educational Facilities Authority Rev., (Harvey Mudd College), 5.25%, 12/1/41	2,000,000	2,376,500
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/18, Prerefunded at 100% of Par(2)	4,675,000	5,044,605
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/37	325,000	350,308
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/36	500,000	607,350
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/37	500,000	606,875
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/38	500,000	606,400
California Educational Facilities Authority Rev., (University of Southern California), 5.00%, 10/1/39	2,000,000	2,175,040
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/33	500,000	616,565
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/22(3)	1,200,000	1,382,220
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/39(3)	1,385,000	1,528,001
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/32	400,000	500,044
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.50%, 11/1/38 (GA: Children's Healthcare of California)	4,500,000	5,299,650

10

	Principal Amount	Value
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 6.00%, 7/1/39	$3,400,000	$3,880,862
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), 5.00%, 8/15/43	1,000,000	1,190,460
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	150,000	150,744
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,123,080
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 5.50%, 10/1/39	1,000,000	1,139,240
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 10/1/28(3)	1,180,000	1,532,560
California Health Facilities Financing Authority Rev., (Scripps Health Obligated Group), 5.00%, 11/15/19	1,000,000	1,131,030
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.00%, 7/1/37	180,000	214,072
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.75%, 7/1/39	1,000,000	1,135,060
California Health Facilities Financing Authority Rev., (St. Joseph Health System), VRDN, 0.62%, 9/1/16 (LOC: U.S. Bank N.A.)	2,500,000	2,500,000
California Health Facilities Financing Authority Rev., (Stanford Health Care Obligated Group), 5.00%, 8/15/51	500,000	588,115
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 6.00%, 8/15/42	1,500,000	1,795,965
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/43	720,000	870,041
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/46	2,000,000	2,454,940
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.25%, 11/15/46	1,500,000	1,513,995
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/52	1,500,000	1,774,755
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/41	740,000	889,709
California Infrastructure & Economic Development Bank Rev., (Colburn School), VRDN, 1.56%, 9/1/16	935,000	941,461
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRDN, 2.11%, 9/1/16	1,000,000	1,020,460
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.63%, 9/1/16 (LOC: Union Bank N.A.)	1,800,000	1,800,000
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/30 (GA: Walt & Lilly Disney Foundation)	550,000	694,204
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/32 (GA: Walt & Lilly Disney Foundation)	900,000	1,025,595
California Municipal Finance Authority Rev., (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(2)	665,000	873,378
California Municipal Finance Authority Rev., (Azusa Pacific University), 5.00%, 4/1/41	500,000	580,680
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/40	1,420,000	1,667,307
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/46	1,000,000	1,164,330

11

	Principal Amount	Value
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	$2,000,000	$2,416,240
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/26	790,000	978,044
California Municipal Finance Authority Rev., (Terwilliger Plaza, Inc.), 5.00%, 6/1/46	500,000	574,880
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/34	300,000	341,778
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/40	1,000,000	1,131,860
California Municipal Finance Authority Rev., (University of La Verne), 6.25%, 6/1/40	1,000,000	1,161,690
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45(4)	1,000,000	1,028,590
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/46(4)	250,000	287,030
California State Public Works Board Rev., 5.00%, 9/1/22, Prerefunded at 100% of Par(2)	500,000	615,260
California State Public Works Board Rev., 5.00%, 9/1/23, Prerefunded at 100% of Par(2)	1,865,000	2,356,838
California State Public Works Board Rev., 5.25%, 12/1/26	1,000,000	1,204,460
California State Public Works Board Rev., 5.75%, 11/1/29	1,685,000	1,938,879
California State Public Works Board Rev., 5.75%, 10/1/30	2,000,000	2,289,860
California State Public Works Board Rev., 5.00%, 4/1/37	2,170,000	2,553,656
California State Public Works Board Rev., 5.00%, 11/1/38	1,500,000	1,823,595
California State University Rev., 5.25%, 5/1/19, Prerefunded at 100% of Par(2)	2,230,000	2,509,486
California State University Rev., 5.00%, 11/1/19	1,000,000	1,135,880
California State University Rev., 4.00%, 11/1/45	1,005,000	1,134,635
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/35	715,000	879,243
California Statewide Communities Development Authority Rev., (American Baptist Homes of the West Obligated Group), 5.00%, 10/1/45	600,000	703,896
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/40	1,200,000	1,457,076
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/34	500,000	594,475
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/44	1,300,000	1,534,429
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.25%, 11/1/30	1,000,000	1,151,120
California Statewide Communities Development Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	750,000	901,612
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	2,780,000	3,242,453
California Statewide Communities Development Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/41	500,000	589,405
Carson Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/19 (AGM)	485,000	545,407
Carson Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/20 (AGM)	785,000	901,141
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/28 (AGM)	1,190,000	1,451,217
City & County of San Francisco COP, 5.00%, 4/1/29	1,170,000	1,291,504

12

	Principal Amount	Value
Contra Costa Water District Rev., 3.00%, 10/1/21(3)	$1,750,000	$1,925,350
Del Mar Race Track Authority Rev., 5.00%, 10/1/35	660,000	749,595
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(5)	700,000	626,780
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/33(1)	750,000	415,838
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/42(1)	1,250,000	478,138
Foothill-Eastern Transportation Corridor Agency Rev., 6.50%, 1/15/43	500,000	611,620
Foothill-Eastern Transportation Corridor Agency Rev., 5.75%, 1/15/46	1,000,000	1,198,180
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	3,250,000	3,940,722
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23	1,000,000	1,195,010
Golden State Tobacco Securitization Corp. Rev., Capital Appreciation, 0.00%, 6/1/25 (AGM)(1)	1,000,000	852,850
Golden State Tobacco Securitization Corp. Rev., 4.50%, 6/1/27	445,000	452,116
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	750,000	757,387
Grossmont Union High School District GO, 5.00%, 8/1/43	1,000,000	1,212,290
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,000,000	1,184,050
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	555,000	664,241
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	590,000	687,675
Irvine Rev., VRDN, 0.58%, 9/1/16 (LOC: State Street Bank & Trust Co.)	800,000	800,000
Irvine Special Assessment, 4.00%, 9/2/17	365,000	376,702
Irvine Special Assessment, 4.00%, 9/2/18	375,000	398,070
Irvine Special Assessment, 4.00%, 9/2/19	600,000	653,664
Irvine Special Assessment, 5.00%, 9/2/26	1,000,000	1,279,070
Irvine Special Assessment, VRDN, 0.58%, 9/1/16 (LOC: U.S. Bank N.A.)	900,000	900,000
Irvine Special Tax, 5.00%, 9/1/49	1,000,000	1,146,760
Kaweah Delta Health Care District Rev., 4.00%, 6/1/45	1,250,000	1,339,062
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/29	635,000	723,925
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/39 (AGM)	1,850,000	2,246,695
Long Beach Bond Finance Authority Rev., 5.00%, 11/15/35 (GA: Merrill Lynch & Co.)	330,000	432,062
Long Beach Bond Finance Authority Rev., 5.50%, 11/15/37 (GA: Merrill Lynch & Co.)	695,000	954,110
Long Beach Marina System Rev., 5.00%, 5/15/40	1,250,000	1,452,712
Los Alamitos Unified School District COP, Capital Appreciation, 0.00%, 8/1/24(5)	1,100,000	1,002,551
Los Angeles Community College District GO, 5.00%, 8/1/17, Prerefunded at 100% of Par (NATL)(2)	1,425,000	1,484,280
Los Angeles Community College District GO, 2.00%, 8/1/22	450,000	476,591
Los Angeles County Regional Financing Authority Rev., (MonteCedro, Inc.), 3.00%, 11/15/21 (California Mortgage Insurance)	245,000	245,480
Los Angeles County Sanitation Districts Financing Authority Rev., 5.00%, 10/1/35	1,500,000	1,852,410
Los Angeles Department of Airports Rev., 5.25%, 5/15/18, Prerefunded at 100% of Par(2)	2,120,000	2,288,434

13

	Principal Amount	Value
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	$1,000,000	$1,136,890
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	2,000,000	2,270,660
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/19	1,000,000	1,122,520
Los Angeles Department of Water & Power Rev., 5.25%, 7/1/38	4,000,000	4,324,440
Los Angeles Department of Water & Power Rev., VRDN, 0.54%, 9/1/16 (SBBPA: Citibank N.A.)	2,900,000	2,900,000
Los Angeles Department of Water & Power Rev., VRDN, 0.54%, 9/1/16 (SBBPA: Citibank N.A.)	5,000,000	5,000,000
Los Angeles Unified School District GO, 4.00%, 7/1/17	1,000,000	1,029,570
Los Angeles Unified School District GO, 5.00%, 7/1/17, Prerefunded at 100% of Par (AGM)(2)	1,020,000	1,058,597
Los Angeles Unified School District GO, 5.00%, 7/1/18	1,280,000	1,384,243
Los Angeles Unified School District GO, 5.00%, 7/1/18	2,000,000	2,162,880
Los Angeles Unified School District GO, 5.25%, 7/1/26	1,000,000	1,156,980
Los Angeles Unified School District GO, 5.00%, 7/1/29	2,000,000	2,238,740
Los Angeles Unified School District GO, 5.00%, 7/1/30	690,000	861,486
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	1,000,000	1,533,080
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	880,000	1,349,110
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	425,000	634,138
Manhattan Beach Unified School District GO, Capital Appreciation, 0.00%, 9/1/29(1)	5,905,000	4,251,423
Modesto Irrigation District COP, 5.75%, 10/1/34	2,500,000	2,795,100
Mount San Antonio Community College District GO, 5.00%, 8/1/34	1,000,000	1,220,310
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/34	600,000	677,466
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/35	750,000	841,117
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)	880,000	1,069,077
New Haven Unified School District GO, 5.00%, 8/1/45	1,500,000	1,831,560
Newport Beach Rev., (Hoag Memorial Hospital/Newport Healthcare Obligated Group), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,259,850
North Lake Tahoe Public Financing Authority Rev., 5.00%, 12/1/21	500,000	601,795
Oakland Unified School District/Alameda County GO, 5.50%, 8/1/32	1,000,000	1,219,270
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/38	460,000	579,968
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/40	450,000	548,249
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	1,000,000	1,209,870
Orange County Community Facilities District Special Tax, 5.00%, 8/15/35	1,000,000	1,186,150
Orange County Sanitation District Rev., 4.00%, 11/15/16	2,000,000	2,012,000
Orange County Transportation Authority Rev., 5.00%, 8/15/25	1,000,000	1,238,570
Oxnard Financing Authority Rev., 5.00%, 6/1/32 (AGM)	1,500,000	1,810,770
Oxnard Financing Authority Rev., 5.00%, 6/1/33 (AGM)	1,000,000	1,203,210
Oxnard School District GO, 3.00%, 8/1/40 (AGM)(5)	700,000	749,616
Palomar Health COP, 6.75%, 11/1/39	500,000	558,780
Palomar Health COP, 6.00%, 11/1/41	750,000	807,150
Palomar Health GO, Capital Appreciation, 0.00%, 8/1/19 (AGC)(5)	1,670,000	2,059,310
Palos Verdes Peninsula Unified School District GO, 0.00%, 8/1/33(1)	2,600,000	1,685,138
Paramount Unified School District GO, Capital Appreciation, 0.00%, 8/1/51 (BAM)(1)	7,500,000	870,225
Pomona Public Financing Authority Rev., 4.00%, 6/1/36 (AGM)(3)	1,045,000	1,170,985
Pomona Unified School District GO, 6.55%, 8/1/29 (NATL)	1,000,000	1,370,660

14

	Principal Amount	Value
Pomona Unified School District GO, 6.15%, 8/1/30 (NATL)	$855,000	$1,065,963
Port of Los Angeles Rev., 5.00%, 8/1/27	500,000	560,125
Porterville Public Financing Authority Rev., 5.625%, 10/1/36	1,500,000	1,800,105
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/41(1)	2,110,000	982,564
Poway Unified School District Rev., 7.875%, 9/15/39	1,010,000	1,178,286
Riverside County Asset Leasing Corp. Rev., 5.00%, 11/1/43	1,000,000	1,168,790
Riverside County Redevelopment Successor Agency Tax Allocation, 6.50%, 10/1/40	625,000	750,994
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/31(1)	1,555,000	893,114
Riverside Sewer Rev., 5.00%, 8/1/40	500,000	603,785
Sacramento County Airport System Rev., 5.625%, 7/1/29	1,000,000	1,086,380
Sacramento County Sanitation Districts Financing Authority Rev., VRN, 0.98%, 9/1/16 (NATL)	1,500,000	1,424,025
Sacramento Municipal Utility District Rev., 5.00%, 8/15/28	1,050,000	1,413,846
Sacramento Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/34 (BAM)	385,000	465,450
Saddleback Valley Unified School District Public Financing Authority Special Tax, 6.00%, 9/1/16 (AGM)	1,000,000	1,000,000
San Bernardino Community College District GO, Capital Appreciation, 0.00%, 8/1/19(5)	7,400,000	8,276,826
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,350,000	1,680,480
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	275,000	353,018
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/26	850,000	1,083,682
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/30	225,000	280,526
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/40	1,500,000	1,701,735
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/43	1,000,000	1,168,420
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	1,300,000	1,593,306
San Diego Public Facilities Financing Authority Sewer Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	2,000,000	2,249,200
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/30	2,000,000	2,427,600
San Diego Unified Port District Rev., 5.00%, 9/1/24	500,000	613,260
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/44(1)	2,880,000	1,188,634
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/49(1)	1,000,000	346,410
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.25%, 5/1/23	3,000,000	3,354,330
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/40	2,150,000	2,430,897
San Francisco City & County Redevelopment Agency Tax Allocation, 6.625%, 2/1/21, Prerefunded at 100% of Par(2)	500,000	625,800
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/31	400,000	479,996
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/43	500,000	588,875
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/41	1,000,000	1,174,810

15

	Principal Amount	Value
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/45	$1,000,000	$1,214,530
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/34	1,000,000	1,175,380
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/44	1,000,000	1,167,210
San Joaquin Hills Transportation Corridor Agency Rev., 5.25%, 1/15/44	1,000,000	1,129,110
San Mateo Special Tax, 5.875%, 9/1/32	685,000	809,923
San Mateo Special Tax, 5.50%, 9/1/44	750,000	856,380
Santa Clara Electric Rev., 5.00%, 7/1/30	500,000	583,065
Santa Cruz County Redevelopment Agency Tax Allocation, 5.00%, 9/1/35 (AGM)	1,500,000	1,831,650
Santa Monica Redevelopment Agency Tax Allocation, 5.00%, 7/1/42	400,000	464,016
Santa Monica Redevelopment Agency Tax Allocation, 5.875%, 7/1/42	400,000	481,080
Santa Rosa Wastewater Rev., Capital Appreciation, 0.00%, 9/1/24 (Ambac)(1)	2,000,000	1,732,180
Silicon Valley Clean Water Rev., 5.00%, 8/1/45	1,205,000	1,484,488
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/33 (NATL)	1,325,000	1,634,520
South Placer Wastewater Authority Rev., VRN, 0.89%, 9/1/16	1,650,000	1,643,730
Southern California Public Power Authority Rev., 5.00%, 7/1/17	1,050,000	1,089,322
Southwestern Community College District GO, Capital Appreciation, 0.00%, 8/1/46(1)	5,000,000	1,836,550
State of California GO, 5.00%, 2/1/27	3,000,000	3,678,600
State of California GO, 5.00%, 2/1/28	1,000,000	1,223,960
State of California GO, 5.00%, 3/1/28	2,000,000	2,532,980
State of California GO, 5.00%, 9/1/30(3)	2,000,000	2,550,100
State of California GO, 5.25%, 9/1/32	2,000,000	2,399,480
State of California GO, 6.50%, 4/1/33	5,000,000	5,738,000
State of California GO, 5.00%, 4/1/38	2,500,000	2,663,625
State of California GO, 6.00%, 4/1/38	2,500,000	2,833,625
State of California GO, 6.00%, 11/1/39	5,000,000	5,807,050
State of California GO, 5.50%, 3/1/40	3,000,000	3,448,650
State of California GO, 5.00%, 10/1/41	2,000,000	2,373,680
State of California GO, 5.00%, 8/1/45	2,795,000	3,474,045
State of California GO, VRN, 1.46%, 9/1/16	2,000,000	2,010,000
State of California GO, VRN, 1.56%, 9/1/16	800,000	806,024
State of California GO, VRN, 1.71%, 9/1/16	960,000	973,651
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/18	2,000,000	2,147,220
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	715,000	766,845
Stockton Public Financing Authority Rev., 5.00%, 9/1/27 (BAM)	1,000,000	1,242,480
Stockton Public Financing Authority Rev., 6.25%, 10/1/40	750,000	948,765
Stockton Unified School District GO, 5.00%, 8/1/29	3,485,000	4,358,167
Stockton Unified School District GO, 5.00%, 8/1/31	1,000,000	1,235,040
Stockton Unified School District GO, 5.00%, 8/1/42 (AGM)	430,000	511,872
Susanville Public Financing Authority Rev., 6.00%, 6/1/45	1,000,000	1,107,510
Sutter Union High School District GO, Capital Appreciation, 0.00%, 8/1/49 (BAM)(1)	2,225,000	605,534

16

	Principal Amount	Value
Sweetwater Union High School District GO, 4.00%, 8/1/42	$1,205,000	$1,347,214
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.00%, 6/1/37	500,000	500,040
Tuolumne Wind Project Authority Rev., 5.625%, 1/1/29	1,200,000	1,329,732
Tustin Unified School District Special Tax, 6.00%, 9/1/40	2,000,000	2,321,660
University of California Rev., 5.00%, 5/15/25	1,000,000	1,245,570
University of California Rev., VRDN, 5.00%, 5/15/23	2,000,000	2,499,220
Ventura County Community College District GO, 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	3,000,000	3,284,340
Victor Valley Community College District GO, 4.00%, 8/1/44	3,350,000	3,785,734
West Contra Costa Unified School District GO, 4.00%, 8/1/46	1,000,000	1,113,290
Yosemite Community College District GO, Capital Appreciation, 0.00%, 8/1/38(1)	3,000,000	1,577,310
		359,861,475
Guam — 0.7%
Guam Government Power Authority Rev., 5.50%, 10/1/40	2,150,000	2,411,290
TOTAL INVESTMENT SECURITIES — 101.9% (Cost $319,111,290)		362,272,765
OTHER ASSETS AND LIABILITIES — (1.9)%		(6,690,001)
TOTAL NET ASSETS — 100.0%		$355,582,764

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
GA	-	Guaranty Agreement
GO	-	General Obligation
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,315,620, which represented 0.4% of total net assets.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.
See Notes to Financial Statements.

17

Statement of Assets and Liabilities

AUGUST 31, 2016
Assets
Investment securities, at value (cost of $319,111,290)	$362,272,765
Cash	167,738
Receivable for capital shares sold	60,144
Interest receivable	3,664,894
366,165,541

Liabilities
Payable for investments purchased	10,067,163
Payable for capital shares redeemed	167,600
Accrued management fees	139,100
Distribution and service fees payable	7,301
Dividends payable	201,613
10,582,777

Net Assets	$355,582,764

Net Assets Consist of:
Capital paid in	$311,118,908
Undistributed net investment income	639
Undistributed net realized gain	1,301,742
Net unrealized appreciation	43,161,475
$355,582,764

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$341,176,406	28,012,681	$12.18
Institutional Class	$324,613	26,653	$12.18
A Class	$7,251,127	595,471	$12.18*
C Class	$6,830,618	560,775	$12.18
*Maximum offering price $12.75 (net asset value divided by 0.955).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED AUGUST 31, 2016
Investment Income (Loss)
Income:
Interest	$13,178,267

Expenses:
Management fees	1,611,144
Distribution and service fees:
A Class	16,532
C Class	68,813
Trustees' fees and expenses	20,954
Other expenses	3,646
1,721,089

Net investment income (loss)	11,457,178

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,897,910
Futures contract transactions	20,910
2,918,820

Change in net unrealized appreciation (depreciation) on:
Investments	11,020,381
Futures contracts	(16,875)
11,003,506

Net realized and unrealized gain (loss)	13,922,326

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,379,504

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2016 AND AUGUST 31, 2015
Increase (Decrease) in Net Assets	August 31, 2016	August 31, 2015
Operations
Net investment income (loss)	$11,457,178	$11,665,482
Net realized gain (loss)	2,918,820	(319,618)
Change in net unrealized appreciation (depreciation)	11,003,506	(1,586,988)
Net increase (decrease) in net assets resulting from operations	25,379,504	9,758,876

Distributions to Shareholders
From net investment income:
Investor Class	(11,082,052)	(11,274,436)
Institutional Class	(11,026)	(9,947)
A Class	(203,292)	(213,905)
C Class	(160,169)	(167,194)
Decrease in net assets from distributions	(11,456,539)	(11,665,482)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,513,704)	(14,190,101)

Net increase (decrease) in net assets	12,409,261	(16,096,707)

Net Assets
Beginning of period	343,173,503	359,270,210
End of period	$355,582,764	$343,173,503

Undistributed net investment income	$639	$—

See Notes to Financial Statements.

20

Notes to Financial Statements

AUGUST 31, 2016

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

21

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2016 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and

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service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $23,180,438 and $1,700,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2016 were $93,309,637 and $83,244,571, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2016		Year ended August 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,404,677	$16,819,809	1,043,154	$12,296,446
Issued in reinvestment of distributions	714,860	8,550,951	721,400	8,508,080
Redeemed	(2,240,396)	(26,719,080)	(2,905,163)	(34,174,882)
	(120,859)	(1,348,320)	(1,140,609)	(13,370,356)
Institutional Class
Sold	—	—	22,124	259,950
Issued in reinvestment of distributions	922	11,026	843	9,947
	922	11,026	22,967	269,897
A Class
Sold	87,084	1,046,515	51,183	601,935
Issued in reinvestment of distributions	16,840	201,493	17,971	211,962
Redeemed	(77,356)	(916,499)	(161,544)	(1,910,307)
	26,568	331,509	(92,390)	(1,096,410)
C Class
Sold	92,752	1,109,415	44,530	529,113
Issued in reinvestment of distributions	7,849	93,842	8,302	97,919
Redeemed	(143,704)	(1,711,176)	(52,774)	(620,264)
	(43,103)	(507,919)	58	6,768
Net increase (decrease)	(136,472)	$(1,513,704)	(1,209,974)	$(14,190,101)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally

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accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in interest rate risk derivative instruments.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2016, the effect of interest rate risk derivative instruments on the Statement of Operations was $20,910 in net realized gain (loss) on futures contract transactions and $(16,875) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$11,456,539	$11,664,699
Taxable ordinary income	—	$783
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of August 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$319,111,290
Gross tax appreciation of investments	$43,168,366
Gross tax depreciation of investments	(6,891)
Net tax appreciation (depreciation) of investments	$43,161,475
Undistributed exempt income	$639
Accumulated long-term gains	$1,301,742

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.70	0.40	0.48	0.88	(0.40)	$12.18	7.62%	0.47%	3.33%	24%	$341,176
2015	$11.76	0.39	(0.06)	0.33	(0.39)	$11.70	2.86%	0.47%	3.33%	31%	$329,152
2014	$10.94	0.38	0.82	1.20	(0.38)	$11.76	11.10%	0.47%	3.32%	46%	$344,356
2013	$11.70	0.37	(0.76)	(0.39)	(0.37)	$10.94	(3.45)%	0.47%	3.19%	44%	$346,396
2012	$10.94	0.41	0.77	1.18	(0.42)	$11.70	10.92%	0.47%	3.65%	76%	$412,713
Institutional Class
2016	$11.70	0.42	0.48	0.90	(0.42)	$12.18	7.83%	0.27%	3.53%	24%	$325
2015	$11.77	0.42	(0.07)	0.35	(0.42)	$11.70	2.97%	0.27%	3.53%	31%	$301
2014	$10.94	0.40	0.83	1.23	(0.40)	$11.77	11.42%	0.27%	3.52%	46%	$33
2013	$11.70	0.40	(0.76)	(0.36)	(0.40)	$10.94	(3.26)%	0.27%	3.39%	44%	$29
2012	$10.94	0.44	0.76	1.20	(0.44)	$11.70	11.14%	0.27%	3.85%	76%	$30
A Class
2016	$11.70	0.37	0.48	0.85	(0.37)	$12.18	7.35%	0.72%	3.08%	24%	$7,251
2015	$11.76	0.36	(0.06)	0.30	(0.36)	$11.70	2.60%	0.72%	3.08%	31%	$6,655
2014	$10.94	0.35	0.82	1.17	(0.35)	$11.76	10.83%	0.72%	3.07%	46%	$7,778
2013	$11.70	0.34	(0.76)	(0.42)	(0.34)	$10.94	(3.70)%	0.72%	2.94%	44%	$8,572
2012	$10.94	0.38	0.77	1.15	(0.39)	$11.70	10.64%	0.72%	3.40%	76%	$16,214

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$11.70	0.28	0.48	0.76	(0.28)	$12.18	6.55%	1.47%	2.33%	24%	$6,831
2015	$11.76	0.28	(0.06)	0.22	(0.28)	$11.70	1.83%	1.47%	2.33%	31%	$7,066
2014	$10.94	0.26	0.82	1.08	(0.26)	$11.76	10.00%	1.47%	2.32%	46%	$7,104
2013	$11.70	0.26	(0.76)	(0.50)	(0.26)	$10.94	(4.41)%	1.47%	2.19%	44%	$7,471
2012	$10.94	0.30	0.76	1.06	(0.30)	$11.70	9.82%	1.47%	2.65%	76%	$11,321

Notes to Financial Highlights
(1) Computed using average shares outstanding throughout the period.
(2) Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 18, 2016

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and slightly below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century California Tax-Free and Municipal Funds:

	Affirmative	Withhold
Tanya S. Beder	$2,491,173,919	$48,905,981
Jeremy I. Bulow	$2,490,850,243	$49,229,657
Anne Casscells	$2,491,569,613	$48,510,287
Jonathan D. Levin	$2,491,165,182	$48,914,718
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

36

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $11,469,527 as exempt interest dividends for the fiscal year ended August 31, 2016.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90326 1610

Annual Report

August 31, 2016

California Tax-Free Money Market Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Municipal Bonds (Munis) Generally Extended Their Solid Performance

Key conditions described in our semiannual report letter extended for another six months. Widespread concerns about global economic growth sparked financial market volatility, followed by monetary policy reactions from central banks. The primary catalyst in 2015 was China, where slowing economic growth and currency devaluations sent shock waves through the global markets. These factors re-emerged in January and early February 2016, triggering sell-offs in riskier assets such as stocks and high-yield bonds and encouraging central banks in Japan and Europe to cut interest rates and/or extend their bond-buying (quantitative easing, QE) programs. More QE came after Brexit, the U.K.’s vote to exit the European Union. Monetary policy expansion produced negative interest rates in Japan and Europe, and lowered longer-maturity bond yields globally.

In this bond-friendly environment, munis generally continued to perform well. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally, after-tax muni yields looked attractive, especially for investors in top tax brackets.

After 12 straight months of positive performance for the broad muni market, we’re positioning muni portfolios for increased volatility (and the possibility of lower returns) after heavy demand compressed the yield differences (spreads) between shorter- and longer-maturity bonds, and higher- and lower-quality bonds. Spreads narrowed to an extent in August 2016 that would indicate a greater chance of widening than narrowing, given the uncertainties ahead, including central bank reviews of their QE programs, the Federal Reserve’s desire to raise interest rates, the fallout from Brexit, and the U.S. presidential election. We appreciate your continued trust in us during this challenging period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BCTXX	0.02%	0.01%	0.64%	11/9/83
Returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown.
Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

AUGUST 31, 2016
Yields
7-Day Current Yield	0.16%
7-Day Effective Yield	0.16%

Portfolio at a Glance
Weighted Average Maturity	39 days
Weighted Average Life	79 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	85%
31-90 days	4%
91-180 days	1%
More than 180 days	10%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period(1) 3/1/16 - 8/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.20	$2.26	0.45%
Investor Class (before waiver)	$1,000	$1,000.20(2)	$2.51	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.87	$2.29	0.45%
Investor Class (before waiver)	$1,000	$1,022.62	$2.54	0.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

6

Schedule of Investments

AUGUST 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 99.2%
California — 99.2%
California Enterprise Development Authority Rev., (Community Hospice, Inc.), VRDN, 0.59%, 9/1/16 (LOC: Bank of Stockton and FHLB)	$3,395,000	$3,395,000
California Enterprise Development Authority Rev., (Humane Society Silicon Valley), VRDN, 0.59%, 9/1/16 (LOC: First Republic Bank and FHLB)	6,080,000	6,080,000
California Infrastructure & Economic Development Bank Rev., (Bay Institute Aquarium Foundation), VRDN, 0.63%, 9/1/16 (LOC: MUFG Union Bank N.A. and FHLB)	1,060,000	1,060,000
California Infrastructure & Economic Development Bank Rev., (Catalina Island Museum), VRDN, 0.66%, 9/1/16 (LOC: Bank of the West)	960,000	960,000
California Infrastructure & Economic Development Bank Rev., (Columbia College), VRDN, 0.59%, 9/1/16 (LOC: Rabobank N.A. and Rabobank Nederland)	4,685,000	4,685,000
California Infrastructure & Economic Development Bank Rev., (South Malt Avenue Corp.), VRDN, 0.61%, 9/1/16 (LOC: City National Bank and FHLB)	1,335,000	1,335,000
California Infrastructure & Economic Development Bank Rev., VRDN, 0.62%, 9/1/16 (LOC: MUFG Union Bank N.A.)	2,030,000	2,030,000
California Municipal Finance Authority Rev., (Central Coast YMCA), VRDN, 0.58%, 9/1/16 (LOC: Pacific Capital Bank N.A. and FHLB)	4,710,000	4,710,000
California Municipal Finance Authority Rev., (High Desert Partnership In Academic Excellence Foundation, Inc.), VRDN, 0.62%, 9/1/16 (LOC: MUFG Union Bank N.A.)	2,000,000	2,000,000
California State University Rev., 5.00%, 11/1/16	750,000	755,783
California Statewide Communities Development Authority Rev., (Goodwill Industries of Santa Cruz Monterey and San Luis Obispo Counties), VRDN, 0.62%, 9/1/16 (LOC: Wells Fargo Bank N.A.)	2,200,000	2,200,000
California Statewide Communities Development Authority Rev., (Marvin & Bebe L Zigman), VRDN, 0.63%, 9/1/16 (LOC: Wells Fargo Bank N.A.)	1,800,000	1,800,000
Eastern Municipal Water District Rev., VRN, 0.65%, 9/1/16	5,000,000	5,000,000
Eastern Municipal Water District Rev., VRN, 0.73%, 9/1/16	5,500,000	5,500,000
Elsinore Valley Municipal Water District COP, VRDN, 0.62%, 9/7/16 (LOC: Bank of America N.A.)	2,000,000	2,000,000
Hesperia Public Financing Authority Rev., VRDN, 0.82%, 9/7/16 (LOC: Bank of the West)	605,000	605,000
Irvine Special Assessment, VRDN, 0.58%, 9/1/16 (LOC: U.S. Bank N.A.)(1)	3,000,000	3,000,000
Irvine Ranch Water District Special Assessment, VRN, 0.64%, 9/1/16	6,000,000	6,000,000
Irvine Ranch Water District Special Assessment, VRN, 0.64%, 9/1/16	2,500,000	2,500,000
Los Angeles GO, 3.00%, 6/29/17	1,500,000	1,528,494
Los Angeles County GO, 3.00%, 6/30/17	3,000,000	3,057,446
Metropolitan Water District of Southern California Rev., VRN, 0.64%, 9/1/16	5,000,000	5,000,000
Metropolitan Water District of Southern California Rev., VRN, 0.72%, 9/1/16	2,000,000	2,000,000

7

	Principal Amount	Value
Metropolitan Water District of Southern California Rev., VRN, 0.72%, 9/1/16	$2,300,000	$2,300,000
Monterey Peninsula Water Management District COP, VRDN, 0.62%, 9/1/16 (LOC: Wells Fargo Bank N.A.)	2,370,000	2,370,000
Pittsburg Public Financing Authority Rev., VRDN, 0.63%, 9/1/16 (LOC: Bank of the West)	6,090,000	6,090,000
Reedley COP, (Mennonite Brethren Homes, Inc.), VRDN, 0.66%, 9/1/16 (LOC: Bank of the Sierra and FHLB)	6,480,000	6,480,000
Riverside County GO, 3.00%, 6/30/17	4,000,000	4,076,230
Riverside County Rev., 2.00%, 10/12/16	5,000,000	5,009,490
Riverside Water Rev. VRN, 0.71%, 9/1/16	8,720,000	8,720,000
Sacramento County Sanitation Districts Financing Authority Rev., VRDN, 0.62%, 9/7/16 (LOC: Bank of America N.A.)	1,000,000	1,000,000
San Bernardino County Flood Control District Rev., VRDN, 0.60%, 9/1/16 (LOC: Bank of America N.A.)	3,000,000	3,000,000
San County Bernardino GO, 2.00%, 6/30/17	5,000,000	5,055,463
San Diego County Water Authority Financing Corp., 0.48%, 9/21/16	5,000,000	5,000,000
San Diego Unified School District GO, 2.00%, 6/30/17	3,000,000	3,035,011
Santa Clara County Housing Authority Rev., (SR Fountains LP), VRDN, 0.63%, 9/1/16 (LOC: Citibank N.A.)	930,000	930,000
State of California GO, 5.00%, 2/1/17	2,000,000	2,037,342
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.64%, 9/1/16 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	6,590,000	6,590,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.66%, 9/1/16 (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	5,245,000	5,245,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.68%, 9/1/16 (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,750,000	3,750,000
Tender Option Bond Trust Receipts/Certificates Rev., VRDN, 0.63%, 9/15/16 (LIQ FAC: Bank of America N.A.)(1)	5,000,000	5,000,000
Town of Apple Valley COP, VRDN, 0.62%, 9/1/16 (LOC: MUFG Union Bank N.A.)	1,125,000	1,125,000
Town of Hillsborough COP, VRDN, 0.64%, 9/1/16 (SBBPA: Bank of the West)	4,380,000	4,380,000
Victorville Joint Powers Finance Authority Rev., VRDN, 1.21%, 9/1/16 (LOC: BNP Paribas)	12,475,000	12,475,000
Yolo County Rev., (Beckett Hall, Inc.), VRDN, 0.86%, 9/1/16 (LOC: Bank of the West)	7,410,000	7,410,000
TOTAL INVESTMENT SECURITIES — 99.2%		168,280,259
OTHER ASSETS AND LIABILITIES — 0.8%		1,359,846
TOTAL NET ASSETS — 100.0%		$169,640,105

8

NOTES TO SCHEDULE OF INVESTMENTS
AGM	-	Assured Guaranty Municipal Corporation
COP	-	Certificates of Participation
FHLB	-	Federal Home Loan Bank
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $23,585,000, which represented 13.9% of total net assets.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

AUGUST 31, 2016
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$168,280,259
Cash	662,388
Receivable for investments sold	485,000
Receivable for capital shares sold	121,158
Interest receivable	269,511
169,818,316

Liabilities
Payable for capital shares redeemed	106,734
Accrued management fees	71,297
Dividends payable	180
178,211

Net Assets	$169,640,105

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	169,615,540

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$169,615,546
Undistributed net realized gain	24,559
$169,640,105

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED AUGUST 31, 2016
Investment Income (Loss)
Income:
Interest	$567,291

Expenses:
Management fees	914,634
Trustees' fees and expenses	10,527
Other expenses	2,590
927,751
Fees waived	(397,281)
530,470

Net investment income (loss)	36,821

Net realized gain (loss) on investment transactions	24,575

Net Increase (Decrease) in Net Assets Resulting from Operations	$61,396

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2016 AND AUGUST 31, 2015
Increase (Decrease) in Net Assets	August 31, 2016	August 31, 2015
Operations
Net investment income (loss)	$36,821	$20,678
Net realized gain (loss)	24,575	2,697
Net increase (decrease) in net assets resulting from operations	61,396	23,375

Distributions to Shareholders
From net investment income	(36,821)	(20,678)
From net realized gains	(720)	—
Decrease in net assets from distributions	(37,541)	(20,678)

Capital Share Transactions
Proceeds from shares sold	47,343,902	56,838,279
Proceeds from reinvestment of distributions	36,856	20,265
Payments for shares redeemed	(77,408,015)	(78,259,625)
Net increase (decrease) in net assets from capital share transactions	(30,027,257)	(21,401,081)

Net increase (decrease) in net assets	(30,003,402)	(21,398,384)

Net Assets
Beginning of period	199,643,507	221,041,891
End of period	$169,640,105	$199,643,507

Transactions in Shares of the Fund
Sold	47,343,902	56,838,279
Issued in reinvestment of distributions	36,856	20,265
Redeemed	(77,408,015)	(78,259,625)
Net increase (decrease) in shares of the fund	(30,027,257)	(21,401,081)

See Notes to Financial Statements.

12

Notes to Financial Statements

AUGUST 31, 2016

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal and California income taxes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of the management fee on a daily basis. The fee waiver may be revised or terminated at any time by the investment advisor without notice. The effective annual management fee for the year ended August 31, 2016 was 0.49% before waiver and 0.28% after waiver.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,840,000 and $38,565,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

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5. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$36,837	$20,678
Long-term capital gains	$704	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2016, the fund had accumulated long-term gains for federal income tax purposes of $24,559.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.02%	0.29%	0.50%	0.02%	(0.19)%	$169,640
2015	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.13%	0.50%	0.01%	(0.36)%	$199,644
2014	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.16%	0.50%	0.01%	(0.33)%	$221,042
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.28%	0.50%	0.01%	(0.21)%	$241,081
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$263,397

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 18, 2016

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was in the first quartile of its peer group for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

22

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. Given the industry-wide proliferation of fee waivers to support positive money market fund yields, the Board recognized that net fee comparisons may be less statistically relevant than in prior years. With that in mind, the Board reviewed peer data both on a gross basis and net of applicable waivers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

23

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

24

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century California Tax-Free and Municipal Funds:

	Affirmative	Withhold
Tanya S. Beder	$2,491,173,919	$48,905,981
Jeremy I. Bulow	$2,490,850,243	$49,229,657
Anne Casscells	$2,491,569,613	$48,510,287
Jonathan D. Levin	$2,491,165,182	$48,914,718
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

25

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $36,641 as exempt interest dividends for the fiscal year ended August 31, 2016.

The fund hereby designates $704, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended August 31, 2016.

26

Notes

Notes

27

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90328 1610

Annual Report

August 31, 2016

California Intermediate-Term Tax-Free Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Municipal Bonds (Munis) Generally Extended Their Solid Performance

Key conditions described in our semiannual report letter extended for another six months. Widespread concerns about global economic growth sparked financial market volatility, followed by monetary policy reactions from central banks. The primary catalyst in 2015 was China, where slowing economic growth and currency devaluations sent shock waves through the global markets. These factors re-emerged in January and early February 2016, triggering sell-offs in riskier assets such as stocks and high-yield bonds and encouraging central banks in Japan and Europe to cut interest rates and/or extend their bond-buying (quantitative easing, QE) programs. More QE came after Brexit, the U.K.’s vote to exit the European Union. Monetary policy expansion produced negative interest rates in Japan and Europe, and lowered longer-maturity bond yields globally.

In this bond-friendly environment, munis generally continued to perform well. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally, after-tax muni yields looked attractive, especially for investors in top tax brackets.

After 12 straight months of positive performance for the broad muni market, we’re positioning muni portfolios for increased volatility (and the possibility of lower returns) after heavy demand compressed the yield differences (spreads) between shorter- and longer-maturity bonds, and higher- and lower-quality bonds. Spreads narrowed to an extent in August 2016 that would indicate a greater chance of widening than narrowing, given the uncertainties ahead, including central bank reviews of their QE programs, the Federal Reserve’s desire to raise interest rates, the fallout from Brexit, and the U.S. presidential election. We appreciate your continued trust in us during this challenging period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of August 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCITX	5.74%	4.05%	4.23%	—	11/9/83
Bloomberg Barclays 7 Year Municipal Bond Index	—	5.68%	3.76%	4.91%	—	—
Institutional Class	BCTIX	5.95%	4.25%	—	4.49%	3/1/10
A Class	BCIAX					3/1/10
No sales charge		5.47%	3.79%	—	4.02%
With sales charge		0.71%	2.83%	—	3.28%
C Class	BCIYX	4.60%	3.00%	—	3.25%	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2016
Investor Class — $15,140

Bloomberg Barclays 7 Year Municipal Bond Index — $16,150

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.47%	0.27%	0.72%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

California Intermediate-Term Tax-Free Bond returned 5.74%* for the 12 months ended August 31, 2016, outperforming the Bloomberg Barclays 7 Year Municipal Bond Index, which returned 5.68%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bonds (munis) and California munis in particular. The muni market generally rallied, posting a positive total return in each of the 12 months and outperforming the U.S. Treasury market and the broad taxable investment-grade U.S. fixed-income market for the entire period. In addition to benefiting from a favorable backdrop for U.S. fixed-income securities—which included declining interest rates and muted inflation—munis advanced on stable credit trends, positive flows, and other supportive supply/demand factors.

Favorable Fixed-Income Backdrop, Muni Market Dynamics Fueled Gains

Investor concerns about global growth, commodity prices, and central bank monetary decisions generated volatility during the 12-month period. The U.S. economy continued to exhibit modest growth, particularly compared with the rest of the developed world, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate. However, the Fed implemented only one rate hike during the period—a 25 basis point increase (1 basis point equals 0.01%) on December 16, 2015, which pushed the range for the federal funds rate target to 0.25%-0.50%.

Despite expectations for additional rate hikes in 2016, the Fed cited concerns about the health of the global economy, the uncertainty triggered by the U.K. vote in late June to exit the European Union (Brexit), and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in Europe, Japan, and China continued to implement aggressive stimulus programs in response to weak growth rates and deflation threats in those regions. This action increased the relative attractiveness of the U.S. bond market, where yields were generally higher.

This environment led to positive performance for U.S. Treasuries and other U.S. bond market sectors. Munis generally tracked the U.S. Treasury market, but factors specific to the municipal market helped munis outperform. In particular, supply and demand dynamics remained favorable and supported gains. Overall supply increased only slightly, while demand for munis remained robust due to the tax advantages and perceived “safe-haven” munis offered investors. As of August 31, 2016, muni funds experienced 48 consecutive weeks of positive flows, according to Lipper Inc.

Overall, all major sectors of the muni bond market posted positive returns for the 12-month period, according to Bloomberg Barclays. Reflecting investor demand for yield, longer-maturity and lower-quality munis generally performed better than shorter-maturity and higher-quality securities. In addition, revenue bonds outperformed general obligation (GO) bonds.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

State and National Fiscal, Credit Backdrops Were Generally Positive

State and local finances in California and across the U.S. remained relatively healthy, even as tax revenue growth slowed due to stock market volatility. Spending restraint enabled most states, including California, to maintain stable credit profiles. Furthermore, California’s job growth outpaced the national average, and the state’s housing market continued to improve. In addition, state officials reported $7.3 billion in reserves at the end of fiscal year 2016 and projected reserves would climb to $8.5 billion by the end of fiscal year 2017. Also, in August 2016, Fitch Ratings upgraded California’s bond credit rating from “A+” to “AA-.”

From a national credit rating perspective, downgrades outpaced upgrades in the second calendar quarter of 2016, largely due to troubled credits in Illinois and Michigan. Overall, the national muni default rate remained low. We continue to believe it is unlikely any states will default, but special circumstances may continue to pressure isolated state, local, and commonwealth credit ratings, such as those in Puerto Rico, Illinois, New Jersey, and Michigan.

Maturity Structure, Longer Duration Led to Outperformance

We maintained a “laddered” maturity structure, which seeks broad exposure across the yield curve to achieve a particular weighted average maturity (WAM). Conversely, the index is “bulleted,” focusing on a particular segment of the muni yield curve to achieve its WAM. We also maintained a flattening bias with respect to the portfolio’s yield-curve positioning, favoring intermediate- and longer-maturity munis over shorter-maturity munis. These strategies aided relative performance as yields on intermediate- and longer-maturity securities declined more than yields on shorter-maturity munis, causing the muni yield curve to flatten. The portfolio’s duration (price sensitivity to interest rate changes), which was slightly longer than the index’s, also lifted performance in this yield environment.

Meanwhile, sector allocation and security selection produced mixed results relative to the index. Overall, our preference for revenue bonds over GO bonds generally aided results, while security selection among public power and lease revenue bonds detracted. An overweight position versus the index in prerefunded debt also detracted slightly.

Focus on Yield in Range-Bound Market

We believe U.S. economic fundamentals support slightly higher interest rates. But low inflation, weaker global economic fundamentals, low interest rates in Europe and Japan, weak commodity prices, a strong U.S. dollar, and geopolitical uncertainty (particularly in the wake of the Brexit vote) will, in our view, likely keep Fed action slow and data dependent, and keep rates range-bound in the near term. For this reason, we are comfortable maintaining a slightly longer-than-average duration and a slight bias toward lower-quality credits—two strategies that have helped enhance the portfolio’s yield. We also believe volatility may escalate ahead of the November U.S. presidential election, and such volatility may cause credit spreads (the yield differential between high-quality and low-quality munis of similar maturity) to widen. This potential backdrop may present compelling buying opportunities among lower-quality credits. In this environment, we believe fundamental credit research, active management, and security selection will become increasingly important.

Fund Characteristics

AUGUST 31, 2016
Portfolio at a Glance
Weighted Average Maturity	9.2 years
Average Duration (Modified)	4.8 years

Top Five Sectors	% of fund investments
General Obligation (GO) - Local	11%
Hospital	11%
Lease Revenue	10%
Public Power	10%
General Obligation (GO) - State	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.8%
Other Assets and Liabilities	(0.8)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period(1) 3/1/16 - 8/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,025.00	$2.39	0.47%
Institutional Class	$1,000	$1,026.10	$1.38	0.27%
A Class	$1,000	$1,023.70	$3.66	0.72%
C Class	$1,000	$1,019.90	$7.46	1.47%
Hypothetical
Investor Class	$1,000	$1,022.77	$2.39	0.47%
Institutional Class	$1,000	$1,023.78	$1.37	0.27%
A Class	$1,000	$1,021.52	$3.66	0.72%
C Class	$1,000	$1,017.75	$7.46	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

AUGUST 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 100.8%
California — 100.7%
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/17	$1,000,000	$1,034,630
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/18	500,000	536,900
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 6.00%, 8/1/30	2,500,000	3,051,175
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 5.00%, 8/1/33	1,450,000	1,745,408
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/20	3,010,000	3,511,887
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/22	1,000,000	1,208,900
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/24	2,000,000	2,500,340
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/25	500,000	636,275
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/36	3,000,000	3,658,770
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/37	500,000	608,800
Alameda Corridor Transportation Authority Rev., Capital Appreciation, 0.00%, 10/1/35 (NATL)(1)	9,000,000	4,942,980
Alum Rock Union Elementary School District GO, 6.00%, 8/1/39	1,500,000	1,944,555
Anaheim Public Financing Authority Rev., 5.00%, 10/1/23	1,200,000	1,483,200
Anaheim Public Financing Authority Rev., 5.00%, 10/1/24	2,275,000	2,800,570
Anaheim Public Financing Authority Rev., 5.00%, 5/1/25	1,000,000	1,252,590
Anaheim Public Financing Authority Rev., 5.00%, 5/1/28	1,100,000	1,368,818
Anaheim Public Financing Authority Rev., 5.00%, 5/1/29	1,250,000	1,545,663
Anaheim Public Financing Authority Rev., 5.00%, 5/1/34	1,360,000	1,661,607
Anaheim Public Financing Authority Rev., 5.375%, 10/1/36	700,000	826,861
Anaheim Public Financing Authority Rev., 5.00%, 5/1/39	1,550,000	1,878,956
Anaheim Public Financing Authority Rev., 5.00%, 5/1/46	2,000,000	2,405,540
Bay Area Toll Authority Rev., 5.00%, 4/1/17, Prerefunded at 100% of Par(2)	2,000,000	2,052,880
Bay Area Toll Authority Rev., 5.00%, 4/1/24	1,500,000	1,826,415
Bay Area Toll Authority Rev., 5.00%, 4/1/25	3,500,000	4,259,500
Bay Area Toll Authority Rev., 5.00%, 4/1/28	7,185,000	8,731,068
Bay Area Toll Authority Rev., 2.00%, 4/1/34	2,000,000	2,073,720
Bay Area Toll Authority Rev., 5.00%, 4/1/43	5,610,000	6,777,778
Bay Area Toll Authority Rev., 5.00%, 10/1/54	5,000,000	6,001,750
Bay Area Toll Authority Rev., VRDN, 1.26%, 9/1/16	1,000,000	1,000,310
Bay Area Toll Authority Rev., VRDN, 1.66%, 9/1/16	2,500,000	2,526,150
Bay Area Toll Authority Rev., VRDN, 1.81%, 9/1/16	3,500,000	3,564,225
Bay Area Toll Authority Rev., VRDN, 1.50%, 4/2/18	3,000,000	3,021,300
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/21	750,000	879,840
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/24	930,000	1,157,394
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31 (GA: Brandman University)	1,455,000	1,681,136

	Principal Amount	Value
California Educational Facilities Authority Rev., (Loyola Marymount University), 5.00%, 10/1/30	$1,365,000	$1,524,282
California Educational Facilities Authority Rev., (Pomona College), 5.00%, 1/1/24	2,100,000	2,312,205
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18, Prerefunded at 100% of Par(2)	655,000	700,346
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18	500,000	535,685
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/18, Prerefunded at 100% of Par(2)	1,875,000	2,012,175
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/19	45,000	48,169
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/23	125,000	133,883
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/27	275,000	346,825
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/28	250,000	312,940
California Educational Facilities Authority Rev., (University of Redlands), 3.00%, 10/1/29	360,000	381,258
California Educational Facilities Authority Rev., (University of Redlands), 3.00%, 10/1/30	365,000	384,119
California Educational Facilities Authority Rev., (University of Redlands), 3.125%, 10/1/31	295,000	312,042
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/32	600,000	737,448
California Educational Facilities Authority Rev., (University of Redlands), 3.25%, 10/1/33	355,000	373,730
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/36	250,000	303,675
California Educational Facilities Authority Rev., (University of San Francisco), 5.00%, 10/1/16	1,200,000	1,204,572
California Educational Facilities Authority Rev., (University of San Francisco), 5.00%, 10/1/21	750,000	897,075
California Educational Facilities Authority Rev., (University of Southern California), 5.00%, 10/1/25	1,875,000	2,469,881
California Educational Facilities Authority Rev., (University of Southern California), 5.00%, 10/1/39	2,950,000	3,208,184
California Educational Facilities Authority Rev., (University of the Pacific), 4.50%, 11/1/17	1,000,000	1,043,590
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/33	1,000,000	1,233,130
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/21(3)	800,000	906,360
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/23(3)	1,500,000	1,748,775
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/25(3)	1,000,000	1,193,290
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/26(3)	1,500,000	1,802,655
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/18	1,000,000	1,084,440
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/22	3,000,000	3,717,210
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/23	2,150,000	2,711,064
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/24	1,450,000	1,861,220

	Principal Amount	Value
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/26	$3,000,000	$3,872,790
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 11/15/27	6,000,000	7,686,420
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.25%, 11/1/29 (GA: Children's Heathcare of California)	5,000,000	5,859,500
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 5.00%, 7/1/18	3,000,000	3,236,550
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), 5.00%, 8/15/25	5,855,000	7,086,658
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	2,000,000	2,009,920
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	2,200,000	2,210,912
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(2)	1,205,000	1,210,977
California Health Facilities Financing Authority Rev., (Northern California Retired Officers Community), 5.70%, 12/1/24 (Ambac/California Mortgage Insurance)	1,455,000	1,608,546
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.25%, 10/1/18, Prerefunded at 100% of Par(2)	3,250,000	3,633,207
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	40,000	44,878
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	2,085,000	2,339,287
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 10/1/28(3)	1,100,000	1,428,658
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 10/1/29(3)	2,050,000	2,644,541
California Health Facilities Financing Authority Rev., (Providence St. Joseph Health Obligated Group), 5.00%, 10/1/30(3)	1,550,000	1,986,061
California Health Facilities Financing Authority Rev., (Scripps Health Obligated Group), 5.00%, 10/1/17	1,400,000	1,466,486
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.50%, 7/1/29	1,500,000	1,696,425
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.00%, 7/1/37	890,000	1,058,468
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.75%, 7/1/39	1,000,000	1,135,060
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), VRDN, 5.00%, 10/18/22	7,000,000	8,532,580
California Health Facilities Financing Authority Rev., (St. Joseph Health System), VRDN, 0.62%, 9/1/16 (LOC: U.S. Bank N.A.)	735,000	735,000
California Health Facilities Financing Authority Rev., (Stanford Health Care Obligated Group), 5.00%, 11/15/25	2,000,000	2,343,980
California Health Facilities Financing Authority Rev., (Stanford Health Care Obligated Group), 5.00%, 8/15/51	1,000,000	1,176,230
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.50%, 8/15/17	1,000,000	1,048,220
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/18	1,305,000	1,417,060

	Principal Amount	Value
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/21	$300,000	$363,390
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/22	1,650,000	1,996,582
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.25%, 8/15/22	3,335,000	3,632,015
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/22	200,000	247,814
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/23	600,000	756,576
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/28	465,000	591,945
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/29	1,000,000	1,265,120
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 11/15/30	750,000	946,935
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 6.00%, 8/15/42	1,000,000	1,197,310
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/52	3,650,000	4,318,570
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), VRDN, 1.00%, 8/15/19	10,000,000	10,029,900
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/27	1,010,000	1,264,379
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/28	1,205,000	1,501,490
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/29	1,000,000	1,239,130
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/30	1,370,000	1,695,690
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/41	1,000,000	1,202,310
California Infrastructure & Economic Development Bank Rev., (Academy of Motion Picture Arts and Sciences Obligated Group), 4.00%, 11/1/45	1,250,000	1,369,713
California Infrastructure & Economic Development Bank Rev., (Colburn School), VRDN, 1.56%, 9/1/16	4,375,000	4,405,231
California Infrastructure & Economic Development Bank Rev., (Goodwill Industries of Orange County), VRDN, 0.62%, 9/1/16 (LOC: Wells Fargo Bank N.A.)	2,315,000	2,315,000
California Infrastructure & Economic Development Bank Rev., (J Paul Getty Trust), VRDN, 0.84%, 9/1/16	5,000,000	5,000,450
California Infrastructure & Economic Development Bank Rev., (J Paul Getty Trust), VRDN, 0.84%, 9/1/16	2,750,000	2,754,097
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRDN, 2.11%, 9/1/16	3,000,000	3,061,380
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.63%, 9/1/16 (LOC: Union Bank N.A.)	16,400,000	16,400,000
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.63%, 9/1/16 (LOC: Union Bank N.A.)	16,500,000	16,500,000
California Infrastructure & Economic Development Bank Rev., (Scripps Research Institute), 5.625%, 7/1/20	555,000	556,443

	Principal Amount	Value
California Infrastructure & Economic Development Bank Rev., (Scripps Research Institute), 5.00%, 7/1/22	$650,000	$787,131
California Infrastructure & Economic Development Bank Rev., (Scripps Research Institute), 5.00%, 7/1/23	300,000	371,469
California Infrastructure & Economic Development Bank Rev., (Scripps Research Institute), 4.00%, 7/1/29	1,480,000	1,715,098
California Infrastructure & Economic Development Bank Rev., (Segerstrom Center for the Arts), 5.00%, 7/1/26	8,000,000	10,264,400
California Infrastructure & Economic Development Bank Rev., (University of California), 5.00%, 5/15/22	3,735,000	4,300,740
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/20 (GA: Walt & Lilly Disney Foundation)	400,000	443,324
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/21 (GA: Walt & Lilly Disney Foundation)	175,000	198,436
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/22 (GA: Walt & Lilly Disney Foundation)	150,000	180,758
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/24 (GA: Walt & Lilly Disney Foundation)	215,000	270,605
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/26 (GA: Walt & Lilly Disney Foundation)	750,000	975,300
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/27 (GA: Walt & Lilly Disney Foundation)	1,000,000	1,288,520
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/29 (GA: Walt & Lilly Disney Foundation)	700,000	889,448
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 5.00%, 2/1/31 (GA: Walt & Lilly Disney Foundation)	570,000	716,097
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/33 (GA: Walt & Lilly Disney Foundation)	615,000	698,037
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/34 (GA: Walt & Lilly Disney Foundation)	500,000	567,060
California Infrastructure & Economic Development Bank Rev., (Walt Disney Family Museum LLC), 4.00%, 2/1/35 (GA: Walt & Lilly Disney Foundation)	500,000	564,365
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/17	2,000,000	2,034,580
California Municipal Finance Authority Rev., (Azusa Pacific University), 5.00%, 4/1/27	1,165,000	1,398,105
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.00%, 10/1/18	1,000,000	1,046,010
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/22	1,000,000	1,183,410
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/23	520,000	625,524
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/25	1,925,000	2,396,971
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/27	545,000	671,020
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/28	735,000	899,273

	Principal Amount	Value
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/29	$1,000,000	$1,216,680
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/46	4,000,000	4,657,320
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/19	605,000	665,373
California Municipal Finance Authority Rev., (Eisenhower Medical Center), 5.25%, 7/1/21	1,760,000	2,012,366
California Municipal Finance Authority Rev., (Emerson College), 5.75%, 1/1/33	2,250,000	2,670,997
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	1,000,000	1,208,120
California Municipal Finance Authority Rev., (Loma Linda University), 5.00%, 4/1/23	1,145,000	1,173,110
California Municipal Finance Authority Rev., (Loma Linda University), 5.00%, 4/1/28	2,000,000	2,045,660
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 3.00%, 11/1/20	1,000,000	1,065,700
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 3.00%, 11/1/21	1,680,000	1,802,035
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 4.00%, 11/1/22	1,000,000	1,129,390
California Municipal Finance Authority Rev., (University of La Verne), 5.00%, 6/1/17	2,290,000	2,356,914
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 3.00%, 7/1/19(4)	1,025,000	1,064,042
California School Finance Authority Rev., (Alliance for College Ready Public Schools Obligated Group), 3.00%, 7/1/20(4)	1,115,000	1,161,930
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/46(4)	1,000,000	1,148,120
California State Public Works Board Rev., 5.00%, 10/1/16 (NATL)	1,500,000	1,505,805
California State Public Works Board Rev., 4.00%, 11/1/17	1,250,000	1,300,725
California State Public Works Board Rev., 5.00%, 4/1/21	3,000,000	3,556,260
California State Public Works Board Rev., 5.00%, 4/1/22	2,100,000	2,544,591
California State Public Works Board Rev., 5.00%, 9/1/22, Prerefunded at 100% of Par(2)	1,000,000	1,230,520
California State Public Works Board Rev., 5.00%, 4/1/23	2,000,000	2,408,340
California State Public Works Board Rev., 5.00%, 9/1/23, Prerefunded at 100% of Par(2)	4,500,000	5,686,740
California State Public Works Board Rev., 5.00%, 4/1/25	1,800,000	2,171,016
California State Public Works Board Rev., 5.00%, 9/1/25	5,000,000	6,327,550
California State Public Works Board Rev., 5.25%, 12/1/26	2,000,000	2,408,920
California State Public Works Board Rev., 6.00%, 4/1/27	2,130,000	2,417,763
California State Public Works Board Rev., 5.00%, 5/1/27	5,000,000	6,325,900
California State Public Works Board Rev., 6.25%, 4/1/34	2,435,000	2,775,486
California State Public Works Board Rev., 6.375%, 11/1/34	2,500,000	2,932,750
California State Public Works Board Rev., 5.00%, 4/1/37	4,545,000	5,348,556
California State Public Works Board Rev., 5.00%, 11/1/38	2,400,000	2,917,752
California State University Rev., 5.00%, 11/1/18	1,800,000	1,970,082
California State University Rev., 5.00%, 11/1/19	1,000,000	1,135,880
California State University Rev., 5.00%, 11/1/20	1,250,000	1,467,513
California State University Rev., 5.00%, 11/1/21	1,000,000	1,209,880
California State University Rev., 5.00%, 11/1/24	5,000,000	5,951,700

	Principal Amount	Value
California State University Rev., 5.00%, 11/1/32	$1,750,000	$2,190,090
California State University Rev., 4.00%, 11/1/45	4,600,000	5,193,354
California State University Rev., VRDN, 4.00%, 11/1/23	4,000,000	4,677,040
California Statewide Communities Development Authority Rev., 5.20%, 10/1/18 (AGM)(2)	440,000	441,703
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/23	1,190,000	1,461,820
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/24	800,000	1,001,256
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/25	750,000	956,145
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/26	1,000,000	1,295,690
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/27	1,590,000	2,039,445
California Statewide Communities Development Authority Rev., (California Baptist University), 5.30%, 11/1/18	1,300,000	1,358,045
California Statewide Communities Development Authority Rev., (California Baptist University), 5.40%, 11/1/27	1,000,000	1,040,760
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/21	1,225,000	1,435,063
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/22	2,000,000	2,388,100
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/23	1,000,000	1,218,150
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/28	1,000,000	1,262,460
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/29	1,250,000	1,569,450
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/30	1,940,000	2,425,097
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/22	475,000	571,796
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/23	600,000	734,814
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/24	750,000	935,468
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/25	800,000	984,608
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/26	885,000	1,082,718
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/27	1,880,000	2,290,084
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/16	750,000	755,775
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/17	815,000	856,671
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 4.00%, 11/1/18	200,000	214,172
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/18	515,000	562,550

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 4.00%, 11/1/19	$200,000	$219,936
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/20	100,000	116,601
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 4.00%, 11/1/21	150,000	172,260
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/22	125,000	153,525
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/23	150,000	188,343
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.00%, 11/1/24	200,000	253,578
California Statewide Communities Development Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/17, Prerefunded at 100% of Par (California Mortgage Insurance)(2)	1,000,000	1,049,000
California Statewide Communities Development Authority Rev., (Hospital Committee for the Livermore-Pleasanton Areas), 4.80%, 7/15/17(2)	625,000	648,606
California Statewide Communities Development Authority Rev., (Hospital Committee for the Livermore-Pleasanton Areas), 5.00%, 7/15/17, Prerefunded at 100% of Par(2)	2,460,000	2,557,195
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 7/1/20	2,225,000	2,493,936
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/19	1,450,000	1,611,516
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	8,400,000	9,797,340
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), VRDN, 5.00%, 5/1/17	5,000,000	5,141,100
California Statewide Communities Development Authority Rev., (Los Angeles Jewish Home for the Aging Obligated Group), 3.00%, 8/1/21 (GA: Jewish Home Foundation/California Mortgage Insurance)	3,900,000	3,913,377
California Statewide Communities Development Authority Rev., (Rady Children's Hospital Obligated Group), 5.00%, 8/15/28	860,000	1,152,933
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18	1,775,000	1,791,330
California Statewide Communities Development Authority Rev., (St. Joseph Health System), 5.125%, 7/1/24 (NATL)	2,000,000	2,158,820
California Statewide Communities Development Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/41	1,570,000	1,850,732
Capistrano Unified School District Community Facilities District No. 87-1 Special Tax, 5.00%, 9/1/18 (Ambac)	3,115,000	3,115,000
Carson Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 10/1/16	525,000	526,538
Carson Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 10/1/17	675,000	699,482
Carson Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 10/1/19 (AGM)	315,000	354,233
Chaffey Joint Union High School District GO, 5.00%, 8/1/30	3,125,000	3,850,250
Chaffey Joint Union High School District GO, 5.00%, 8/1/32	1,220,000	1,497,733
Chula Vista Rev., (San Diego Gas & Electric Co.), 1.65%, 7/1/18	8,165,000	8,172,838
City & County of San Francisco COP, 5.00%, 4/1/17	2,440,000	2,503,806
City & County of San Francisco COP, 5.00%, 10/1/19	2,930,000	3,311,222
City & County of San Francisco COP, 5.00%, 4/1/29	1,170,000	1,291,505
City & County of San Francisco GO, 5.00%, 6/15/25	1,880,000	2,347,180

	Principal Amount	Value
Clovis Unified School District GO, Capital Appreciation, 0.00%, 8/1/24 (NATL)(1)	$5,935,000	$5,142,618
Corcoran Joint Unified School District COP, VRDN, 2.70%, 12/1/21 (AGM)	4,500,000	4,519,800
Del Mar Race Track Authority Rev., 4.00%, 10/1/19	1,275,000	1,370,918
Del Mar Race Track Authority Rev., 4.00%, 10/1/20	1,330,000	1,450,059
East Side Union High School District GO, 5.00%, 8/1/25	1,405,000	1,696,116
Eastern Municipal Water District COP, 5.00%, 7/1/24	1,000,000	1,077,520
Elsinore Valley Municipal Water District COP, VRDN, 0.62%, 9/7/16 (LOC: Bank of America N.A.)	3,000,000	3,000,000
Fontana Special Tax, 4.00%, 9/1/18	740,000	787,042
Fontana Special Tax, 4.00%, 9/1/19	390,000	424,854
Fontana Special Tax, 5.00%, 9/1/20	545,000	626,412
Fontana Special Tax, 5.00%, 9/1/22	520,000	625,264
Fontana Special Tax, 5.00%, 9/1/24	575,000	713,115
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(5)	1,600,000	1,432,640
Foothill-Eastern Transportation Corridor Agency Rev., 6.25%, 1/15/33	3,000,000	3,642,660
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/42(1)	4,820,000	1,843,698
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	3,000,000	3,637,590
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.00%, 1/15/18	3,750,000	3,870,825
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.00%, 1/15/20	5,000,000	5,475,000
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23	2,750,000	3,286,277
Garden Grove Agency Community Development Successor Agency Tax Allocation, 5.00%, 10/1/22 (BAM)	500,000	610,320
Garden Grove Agency Community Development Successor Agency Tax Allocation, 5.00%, 10/1/23 (BAM)	500,000	623,840
Golden State Tobacco Securitization Corp. Rev., 3.00%, 6/1/17	1,000,000	1,018,130
Golden State Tobacco Securitization Corp. Rev., 4.00%, 6/1/18	2,885,000	3,050,714
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/19	1,000,000	1,113,520
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/20	1,000,000	1,151,230
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/21	1,000,000	1,179,400
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/21	3,000,000	3,559,620
Golden State Tobacco Securitization Corp. Rev., Capital Appreciation, 0.00%, 6/1/25 (AGM)(1)	2,000,000	1,705,700
Golden State Tobacco Securitization Corp. Rev., 4.50%, 6/1/27	1,270,000	1,290,307
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/29	6,650,000	8,076,425
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/30	1,000,000	1,203,920
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	1,250,000	1,262,313
Grossmont-Cuyamaca Community College District GO, 5.25%, 8/1/27	750,000	947,430
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,750,000	2,072,087
Huntington Beach Union High School District GO, 5.00%, 8/1/26	3,030,000	3,775,138
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	1,110,000	1,328,481
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	1,175,000	1,369,521
Irvine Special Assessment, 2.00%, 9/2/16	850,000	850,034

	Principal Amount	Value
Irvine Special Assessment, 4.00%, 9/2/17	$850,000	$877,251
Irvine Special Assessment, 4.00%, 9/2/17	360,000	372,107
Irvine Special Assessment, 4.00%, 9/2/18	875,000	928,830
Irvine Special Assessment, 4.00%, 9/2/19	1,400,000	1,525,216
Irvine Special Assessment, 4.00%, 9/2/19	1,375,000	1,503,398
Irvine Special Assessment, 5.00%, 9/2/26	500,000	639,535
Irvine Special Assessment, VRDN, 0.58%, 9/1/16 (LOC: U.S. Bank N.A.)(4)	7,144,000	7,144,000
Irvine Special Tax, 5.00%, 9/1/39	1,000,000	1,151,550
Irvine Unified School District Special Tax, 4.75%, 9/1/16	600,000	600,000
Irvine Unified School District Special Tax, 5.00%, 9/1/20	745,000	764,325
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/23	625,000	767,200
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/24	680,000	849,483
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/25	1,000,000	1,240,230
Kaweah Delta Health Care District Rev., 4.00%, 6/1/45	5,000,000	5,356,250
La Quinta Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/19	1,150,000	1,289,840
La Quinta Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/20	1,045,000	1,207,153
La Quinta Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/31	4,265,000	5,238,401
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/20	640,000	719,334
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/21	315,000	362,395
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/22	225,000	263,615
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/20 (AGM)	155,000	178,662
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/23 (AGM)	305,000	376,275
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/24 (AGM)	330,000	413,648
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/25 (AGM)	375,000	475,890
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/26 (AGM)	335,000	430,378
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/27 (AGM)	485,000	617,245
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/28 (AGM)	300,000	378,765
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/29 (AGM)	330,000	413,949
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/32 (AGM)	500,000	618,585
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/33 (AGM)	780,000	960,328
Live Oak Elementary School District/Santa Cruz County COP, 5.00%, 8/1/39 (AGM)	1,355,000	1,645,553
Long Beach Bond Finance Authority Rev., 5.00%, 11/15/35 (GA: Merrill Lynch & Co.)	1,215,000	1,590,775
Long Beach Harbor Rev., 5.00%, 11/15/18	17,000,000	18,629,450
Long Beach Marina System Rev., 5.00%, 5/15/40	2,500,000	2,905,425
Long Beach Marina System Rev., 5.00%, 5/15/23	650,000	774,170
Long Beach Marina System Rev., 5.00%, 5/15/24	250,000	302,123
Long Beach Marina System Rev., 5.00%, 5/15/25	500,000	609,095

	Principal Amount	Value
Long Beach Marina System Rev., 5.00%, 5/15/27	$800,000	$968,400
Long Beach Marina System Rev., 5.00%, 5/15/28	600,000	720,336
Los Alamitos Unified School District COP, Capital Appreciation, 0.00%, 8/1/24(5)	2,100,000	1,913,961
Los Angeles Community College District GO, 5.00%, 8/1/17, Prerefunded at 100% of Par (NATL)(2)	2,000,000	2,083,200
Los Angeles Community College District GO, 3.00%, 8/1/19	2,800,000	2,991,884
Los Angeles Community College District GO, 5.00%, 6/1/26	2,115,000	2,816,694
Los Angeles County COP, 5.00%, 3/1/21	1,195,000	1,408,308
Los Angeles County COP, 5.00%, 3/1/22	1,000,000	1,205,650
Los Angeles County COP, 5.00%, 3/1/23	1,955,000	2,407,719
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/20	3,000,000	3,487,050
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/21	2,470,000	2,959,554
Los Angeles County Metropolitan Transportation Authority Rev., 5.00%, 7/1/31	1,000,000	1,074,660
Los Angeles County Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation, 5.00%, 9/1/16	2,000,000	2,000,000
Los Angeles County Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation, Capital Appreciation, 0.00%, 12/1/19 (AGM)(1)	1,500,000	1,435,350
Los Angeles County Regional Financing Authority Rev., (MonteCedro, Inc.), 3.00%, 11/15/21 (California Mortgage Insurance)	810,000	811,588
Los Angeles County Sanitation Districts Financing Authority Rev., 5.00%, 10/1/23	2,855,000	3,588,478
Los Angeles County Sanitation Districts Financing Authority Rev., 5.00%, 10/1/26	2,700,000	3,488,373
Los Angeles Department of Airports Rev., 5.00%, 5/15/18	750,000	806,543
Los Angeles Department of Airports Rev., 5.00%, 5/15/24	3,040,000	3,498,067
Los Angeles Department of Airports Rev., 5.00%, 5/15/26	1,500,000	1,923,300
Los Angeles Department of Airports Rev., 5.00%, 5/15/27	1,280,000	1,630,874
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	3,000,000	3,410,670
Los Angeles Department of Water Rev., 5.00%, 7/1/24	1,500,000	1,829,175
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/18	780,000	842,923
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/26	1,000,000	1,214,090
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/26	1,300,000	1,650,493
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/27	6,470,000	8,066,343
Los Angeles Department of Water & Power Rev., 5.25%, 7/1/32	3,535,000	3,840,707
Los Angeles Department of Water & Power Rev., 5.25%, 7/1/38	5,000,000	5,405,550
Los Angeles Department of Water & Power Rev., VRDN, 0.54%, 9/1/16 (SBBPA: Citibank N.A.)	19,500,000	19,500,000
Los Angeles Unified School District COP, 5.00%, 10/1/29	1,700,000	2,030,769
Los Angeles Unified School District GO, 4.00%, 7/1/17	1,000,000	1,029,570
Los Angeles Unified School District GO, 5.00%, 7/1/17, Prerefunded at 100% of Par (AGM)(2)	2,000,000	2,075,680
Los Angeles Unified School District GO, 5.00%, 7/1/18	2,565,000	2,773,894
Los Angeles Unified School District GO, 5.00%, 7/1/18	6,665,000	7,207,798
Los Angeles Unified School District GO, 5.00%, 7/1/21	3,000,000	3,599,340
Los Angeles Unified School District GO, 5.00%, 7/1/24	5,140,000	6,131,866
Los Angeles Unified School District GO, 5.00%, 7/1/24	5,000,000	6,433,700

	Principal Amount	Value
Los Angeles Unified School District GO, 5.00%, 7/1/26	$3,555,000	$4,533,158
Los Angeles Unified School District GO, 5.25%, 7/1/26	3,000,000	3,470,940
Los Angeles Unified School District GO, 5.00%, 7/1/27	1,050,000	1,331,285
Los Angeles Unified School District GO, 5.00%, 7/1/29	4,000,000	4,477,480
Los Angeles Unified School District GO, 5.00%, 7/1/30	1,155,000	1,442,052
Los Angeles Wastewater System Rev., 5.75%, 6/1/34	1,325,000	1,507,413
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	5,000,000	7,665,400
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	1,000,000	1,492,090
Menlo Park Community Development Agency Successor Agency Tax Allocation, 3.00%, 10/1/17	650,000	666,998
Menlo Park Community Development Agency Successor Agency Tax Allocation, 4.00%, 10/1/18	885,000	944,437
Menlo Park Community Development Agency Successor Agency Tax Allocation, 5.00%, 10/1/19	420,000	473,000
Menlo Park Community Development Agency Successor Agency Tax Allocation, 5.00%, 10/1/20	325,000	377,910
Metropolitan Water District of Southern California Rev., VRDN, 0.94%, 9/1/16	9,935,000	9,927,648
Milpitas Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/25	2,325,000	2,985,881
Milpitas Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/26	6,285,000	7,987,041
Mount San Antonio Community College District GO, 5.00%, 8/1/34	2,000,000	2,440,620
Municipal Improvement Corp. of Los Angeles Rev., 5.00%, 3/1/25	3,000,000	3,587,400
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/34	1,800,000	2,032,398
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/35	2,250,000	2,523,352
Murrieta Financing Authority Special Tax, 5.00%, 9/1/17	1,000,000	1,040,210
Murrieta Financing Authority Special Tax, 5.00%, 9/1/21	1,200,000	1,403,664
Natomas Unified School District GO, 5.00%, 9/1/26 (BAM)	1,785,000	2,205,796
Newark Unified School District GO, 5.00%, 8/1/44	6,030,000	7,333,565
Newport Beach Rev., (Hoag Memorial Hospital/Newport Healthcare Obligated Group), 6.00%, 12/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,259,850
North Lake Tahoe Public Financing Authority Rev., 4.00%, 12/1/19	1,000,000	1,103,290
Northern California Power Agency Rev., 5.00%, 8/1/19	2,000,000	2,227,240
Northern California Power Agency Rev., 5.00%, 8/1/20	1,515,000	1,724,797
Northern California Power Agency Rev., 5.00%, 8/1/21	2,050,000	2,331,649
Northern California Power Agency Rev., 5.25%, 8/1/22	4,250,000	4,866,505
Northern California Power Agency Rev., 5.00%, 7/1/26	1,750,000	2,104,952
Northern California Power Agency Rev., 5.00%, 7/1/27	2,000,000	2,399,460
Northern California Transmission Agency Rev., 5.00%, 5/1/21	800,000	955,904
Northern California Transmission Agency Rev., 5.00%, 5/1/28	1,000,000	1,297,840
Northern California Transmission Agency Rev., 5.00%, 5/1/29	1,000,000	1,285,140
Northern California Transmission Agency Rev., 5.00%, 5/1/30	1,855,000	2,368,112
Oakland Alameda County Coliseum Authority Rev., 5.00%, 2/1/18	3,345,000	3,547,874
Oakland Alameda County Coliseum Authority Rev., 5.00%, 2/1/25	4,065,000	4,782,554
Oakland Sewer Rev., 5.00%, 6/15/26	1,200,000	1,525,188
Oakland State Building Authority Rev., 5.00%, 12/1/19	2,445,000	2,772,483
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/20	1,670,000	1,932,724
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/21	610,000	723,436
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/22	750,000	876,413

	Principal Amount	Value
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/22	$500,000	$603,075
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/23	1,400,000	1,723,022
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/25	650,000	827,957
Oakland Unified School District/Alameda County GO, 5.50%, 8/1/32	2,150,000	2,621,430
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/38	1,410,000	1,777,728
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/40	950,000	1,157,414
Ontario Public Financing Authority Rev., 5.00%, 7/1/43	2,000,000	2,419,740
Orange County Special Assessment, 4.55%, 9/2/16	210,000	210,027
Orange County Community Facilities District Special Tax, 5.00%, 8/15/28	1,960,000	2,318,170
Orange County Sanitation District COP, 5.00%, 2/1/17, Prerefunded at 100% of Par (AGM)(2)	2,750,000	2,801,260
Orange County Sanitation District Rev., 4.00%, 11/15/16	6,500,000	6,539,000
Orange County Transportation Authority Rev., 5.00%, 8/15/24	1,000,000	1,246,540
Oxnard Financing Authority Rev., 5.00%, 6/1/25 (AGM)	2,000,000	2,499,140
Oxnard Financing Authority Rev., 5.00%, 6/1/26 (AGM)	3,690,000	4,587,814
Oxnard Financing Authority Rev., 5.00%, 6/1/28 (AGM)	1,515,000	1,863,056
Oxnard Financing Authority Rev., 5.00%, 6/1/32 (AGM)	1,000,000	1,207,180
Oxnard School District GO, 3.00%, 8/1/20 (AGM)(5)	2,800,000	2,998,464
Palm Springs Financing Authority Rev., 5.00%, 6/1/23	1,230,000	1,476,431
Palmdale Community Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/28 (NATL)	2,150,000	2,733,445
Palmdale Community Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/29 (NATL)	2,075,000	2,618,774
Palmdale Community Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/30 (NATL)	1,215,000	1,526,332
Palomar Health COP, 5.25%, 11/1/21	880,000	960,758
Palomar Health COP, 6.00%, 11/1/41	1,120,000	1,205,344
Palomar Health GO, Capital Appreciation, 0.00%, 8/1/18 (NATL)(1)	3,615,000	3,535,723
Palomar Health GO, Capital Appreciation, 0.00%, 8/1/19 (AGC)(5)	1,660,000	2,046,979
Peralta Community College District GO, 5.00%, 8/1/17	2,085,000	2,170,464
Peralta Community College District GO, 5.00%, 8/1/22	2,145,000	2,633,953
Pittsburg Successor Agency Redevelopment Agency Tax Allocation, 5.00%, 9/1/29 (AGM)	3,000,000	3,734,070
Pomona Public Financing Authority Rev., 3.00%, 6/1/23 (AGM)(3)	500,000	546,110
Pomona Public Financing Authority Rev., 4.00%, 6/1/24 (AGM)(3)	225,000	263,774
Pomona Public Financing Authority Rev., 4.00%, 6/1/25 (AGM)(3)	275,000	324,668
Pomona Public Financing Authority Rev., 4.00%, 6/1/26 (AGM)(3)	275,000	325,947
Pomona Public Financing Authority Rev., 4.00%, 6/1/27 (AGM)(3)	250,000	294,270
Pomona Public Financing Authority Rev., 4.00%, 6/1/28 (AGM)(3)	275,000	320,477
Pomona Public Financing Authority Rev., 4.00%, 6/1/29 (AGM)(3)	275,000	317,339
Port of Oakland Rev., 5.00%, 11/1/16 (NATL)	1,270,000	1,279,792
Port of Oakland Rev., 5.00%, 11/1/17 (NATL)	2,375,000	2,497,716
Porterville Public Financing Authority Rev., 5.625%, 10/1/36	2,500,000	3,000,175
Poway Unified School District GO, Capital Appreciation, 0.00%, 8/1/41(1)	2,780,000	1,294,563
Poway Unified School District Special Tax, 5.00%, 9/15/17, Prerefunded at 100% of Par (Ambac)(2)	1,150,000	1,203,809
Poway Unified School District Special Tax, 5.00%, 9/15/17, Prerefunded at 100% of Par (Ambac)(2)	1,205,000	1,261,382

	Principal Amount	Value
Poway Unified School District Public Financing Authority Special Tax, 2.00%, 9/1/16	$1,285,000	$1,285,000
Poway Unified School District Public Financing Authority Special Tax, 3.00%, 9/1/17	670,000	685,457
Rancho Mirage Joint Powers Financing Authority Rev., (Eisenhower Medical Center), 5.00%, 7/1/21	1,000,000	1,035,100
Rancho Santa Fe Community Services District Special Tax, 5.125%, 9/1/21, Prerefunded at 100% of Par(2)	790,000	954,186
Rancho Santa Fe Community Services District Special Tax, 5.25%, 9/1/21, Prerefunded at 100% of Par(2)	1,300,000	1,578,109
Rancho Santa Fe Community Services District Special Tax, 5.375%, 9/1/21, Prerefunded at 100% of Par(2)	1,410,000	1,720,242
Regents of the University of California Medical Center Pooled Rev., 5.00%, 5/15/21	5,000,000	5,959,050
Regents of the University of California Medical Center Pooled Rev., 5.00%, 5/15/22	4,000,000	4,881,600
Rio Elementary School District Community Facilities District Special Tax, 5.00%, 9/1/24	700,000	856,450
Riverside County Asset Leasing Corp. Rev., 5.00%, 11/1/43	1,000,000	1,168,790
Riverside County Redevelopment Successor Agency Tax Allocation, 6.50%, 10/1/40	935,000	1,123,487
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/28(1)	1,000,000	653,640
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/30(1)	1,000,000	597,630
Riverside County Transportation Commission Rev., 5.25%, 6/1/39	1,335,000	1,648,445
Riverside Sewer Rev., 5.00%, 8/1/25	1,630,000	2,085,308
Riverside Sewer Rev., 5.00%, 8/1/26	3,400,000	4,309,636
Roseville Water Utility Rev. COP, 5.00%, 12/1/26	1,690,000	2,183,294
Roseville Water Utility Rev. COP, 5.00%, 12/1/27	2,250,000	2,886,502
Sacramento City Financing Authority Rev., 5.40%, 11/1/20 (Ambac)	2,145,000	2,340,710
Sacramento County Airport System Rev., 5.00%, 7/1/20	1,000,000	1,143,550
Sacramento County Airport System Rev., 5.00%, 7/1/23	1,000,000	1,129,100
Sacramento County Airport System Rev., 5.00%, 7/1/24	1,000,000	1,141,130
Sacramento County Sanitation Districts Financing Authority Rev., 5.25%, 12/1/21 (NATL)	1,000,000	1,223,800
Sacramento County Sanitation Districts Financing Authority Rev., VRN, 0.98%, 9/1/16 (NATL)	2,500,000	2,373,375
Sacramento Municipal Utility District Rev., 3.00%, 7/1/17	10,000,000	10,208,400
Sacramento Municipal Utility District Rev., 5.70%, 7/1/17 (Ambac)	3,105,000	3,239,353
Sacramento Municipal Utility District Rev., 4.00%, 7/1/18	6,000,000	6,375,900
Sacramento Municipal Utility District Rev., 5.25%, 7/1/24 (Ambac)	3,000,000	3,695,550
Sacramento Municipal Utility District Rev., 5.00%, 8/15/24	1,500,000	1,834,785
Sacramento Municipal Utility District Rev., 5.00%, 8/15/25	5,000,000	6,107,500
Sacramento Municipal Utility District Rev., 5.00%, 8/15/27	3,150,000	4,194,382
Sacramento Municipal Utility District Rev., 5.00%, 8/15/28	1,200,000	1,615,824
Sacramento Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 12/1/18	2,000,000	2,139,380
Sacramento Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/34 (BAM)	970,000	1,172,691
Sacramento Regional Transit District Rev., 4.00%, 3/1/17	1,000,000	1,015,550
Sacramento Regional Transit District Rev., 5.00%, 3/1/18	250,000	265,073
Salinas Union High School District GO, 0.00%, 8/1/20(1)	5,000,000	4,705,100

	Principal Amount	Value
San Bernardino Community College District GO, 5.25%, 8/1/18	$350,000	$380,930
San Bernardino Community College District GO, 5.50%, 8/1/18, Prerefunded at 100% of Par(2)	300,000	328,191
San Bernardino Community College District GO, 6.25%, 8/1/18, Prerefunded at 100% of Par(2)	8,000,000	8,866,000
San Bernardino Community College District GO, Capital Appreciation, 0.00%, 8/1/19(5)	9,840,000	11,005,942
San Bernardino County Rev., (WLP Parkview Place Apartments LLC), VRDN, 0.63%, 9/1/16 (LIQ FAC: FNMA)	1,120,000	1,120,000
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 3.00%, 12/1/18 (AGM)	1,725,000	1,806,868
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 4.00%, 12/1/19 (AGM)	2,665,000	2,927,636
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/20 (AGM)	2,915,000	3,388,221
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/22 (AGM)	2,310,000	2,803,116
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/24 (AGM)	2,310,000	2,911,801
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/25 (AGM)	1,275,000	1,626,900
San Buenaventura Rev., (Community Memorial Health System), 8.00%, 12/1/26	2,000,000	2,629,200
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,200,000	1,493,760
San Diego Community College District GO, 5.00%, 8/1/30	3,000,000	3,707,340
San Diego Convention Center Expansion Financing Authority Rev., 4.00%, 4/15/17	1,250,000	1,276,325
San Diego Convention Center Expansion Financing Authority Rev., 4.00%, 4/15/18	1,160,000	1,220,413
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 4.00%, 11/1/17	300,000	311,676
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/18	300,000	327,357
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/19	300,000	338,661
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/22	1,525,000	1,859,798
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/30	450,000	561,051
San Diego County Regional Airport Authority Rev., 4.00%, 7/1/18	300,000	318,966
San Diego County Regional Airport Authority Rev., 4.00%, 7/1/19	400,000	437,084
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/19	1,290,000	1,439,163
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/21	2,000,000	2,310,740
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/34	750,000	850,868
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/40	740,000	839,523
San Diego County Regional Transportation Commission Rev., 5.00%, 4/1/21	5,940,000	7,090,162
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/25	5,250,000	6,843,952
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/26	2,390,000	3,108,816
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/27	3,485,000	4,495,720
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	3,970,000	4,865,711

	Principal Amount	Value
San Diego Public Facilities Financing Authority Tax Allocation, 5.125%, 10/1/22 (AGC)	$1,230,000	$1,276,605
San Diego Public Facilities Financing Authority Sewer Rev., 5.00%, 5/15/19, Prerefunded at 100% of Par(2)	3,680,000	4,113,872
San Diego Public Facilities Financing Authority Sewer Rev., 5.25%, 5/15/20, Prerefunded at 100% of Par(2)	3,400,000	3,964,536
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/18, Prerefunded at 100% of Par(2)	1,000,000	1,083,650
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/21	2,000,000	2,405,040
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/24	2,000,000	2,440,700
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/28	10,000,000	12,947,700
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/22	1,000,000	1,225,190
San Diego Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/23	1,000,000	1,252,370
San Diego Unified Port District Rev., 5.00%, 9/1/23	250,000	306,880
San Diego Unified Port District Rev., 5.00%, 9/1/26	750,000	909,008
San Diego Unified School District GO, 5.00%, 7/1/28	5,000,000	6,406,950
San Diego Unified School District GO, Capital Appreciation, 0.00%, 7/1/36(1)	7,895,000	4,352,592
San Francisco Bay Area Rapid Transit District Rev., 5.00%, 7/1/28	1,500,000	1,931,370
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/17 (AGC)	3,375,000	3,478,545
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/18 (AGC)	2,000,000	2,149,880
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/19	1,500,000	1,674,330
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.25%, 5/1/23	3,500,000	3,913,385
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 4.00%, 5/1/24	1,625,000	1,902,420
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/24	4,025,000	4,767,411
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/26	1,250,000	1,505,663
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.00%, 5/1/29	6,270,000	7,391,954
San Francisco City & County Public Utilities Commission Wastewater Rev., 5.00%, 10/1/21	5,000,000	6,034,300
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/17(2)	465,000	484,125
San Francisco City & County Redevelopment Agency Tax Allocation, 5.50%, 8/1/18(2)	485,000	530,187
San Francisco City & County Redevelopment Agency Tax Allocation, 6.00%, 8/1/19(2)	510,000	588,402
San Francisco City & County Redevelopment Agency Tax Allocation, 6.00%, 8/1/20(2)	515,000	618,824
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/21	460,000	545,542
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/26	425,000	524,191
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/27	550,000	673,178

	Principal Amount	Value
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/28	$370,000	$449,106
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/43	1,000,000	1,177,750
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/28	2,780,000	3,185,129
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/28	1,055,000	1,351,044
San Francisco Public Utilities Commission Water Rev., 5.00%, 11/1/35	1,415,000	1,741,087
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/1/17(1)(2)	1,000,000	998,120
San Joaquin Hills Transportation Corridor Agency Rev., 5.00%, 1/15/34	9,000,000	10,578,420
San Jose Airport Rev., 5.00%, 3/1/27	1,295,000	1,599,726
San Jose Airport Rev., 5.00%, 3/1/28	1,500,000	1,846,395
San Jose Airport Rev., 5.00%, 3/1/30	1,750,000	2,139,865
San Jose Airport Rev., 5.00%, 3/1/31	1,000,000	1,219,650
San Jose Unified School District GO, 5.00%, 8/1/17	1,160,000	1,208,755
San Jose Unified School District GO, 5.00%, 8/1/17	900,000	937,827
San Jose Unified School District GO, 5.00%, 8/1/18	2,100,000	2,280,999
San Jose Unified School District GO, 5.00%, 8/1/19	1,000,000	1,128,420
San Mateo Special Tax, 5.875%, 9/1/32	690,000	815,835
San Mateo County Transit District Rev., 5.25%, 6/1/18 (NATL)(2)	2,680,000	2,899,385
San Mateo Joint Powers Financing Authority Rev., 5.00%, 6/15/17	860,000	890,693
San Mateo Joint Powers Financing Authority Rev., 5.00%, 6/15/18	1,000,000	1,078,960
Santa Clara County Financing Authority Rev., 4.00%, 2/1/17	2,055,000	2,085,188
Santa Clara Electric Rev., 5.00%, 7/1/30	1,000,000	1,166,130
Santa Clara Valley Transportation Authority Rev., 5.00%, 4/1/20	4,000,000	4,609,880
Santa Monica Redevelopment Agency Tax Allocation, 5.00%, 7/1/42	600,000	696,024
Santa Monica Redevelopment Agency Tax Allocation, 5.875%, 7/1/42	600,000	721,620
Santa Monica-Malibu Unified School District GO, 5.00%, 7/1/17	3,375,000	3,501,697
Santa Rosa Wastewater Rev., Capital Appreciation, 0.00%, 9/1/24 (Ambac)(1)	7,000,000	6,062,630
Silicon Valley Clean Water Rev., 5.00%, 8/1/40	2,340,000	2,891,304
Simi Valley Unified School District GO, 5.00%, 8/1/26(3)	1,990,000	2,494,166
Simi Valley Unified School District GO, 5.00%, 8/1/27(3)	1,500,000	1,896,735
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/23 (NATL)	1,000,000	1,233,870
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/25 (NATL)	1,390,000	1,773,459
Sonoma Community Development Agency Successor Agency Tax Allocation, 5.00%, 6/1/29 (NATL)	1,100,000	1,386,451
South Orange County Public Financing Authority Rev., 4.25%, 6/1/17	2,000,000	2,055,960
South Orange County Public Financing Authority Rev., 4.50%, 6/1/18	2,700,000	2,881,305
South Placer Wastewater Authority Rev., VRN, 0.89%, 9/1/16	4,400,000	4,383,280
Southern California Public Power Authority Rev., 5.00%, 7/1/18	1,880,000	2,032,017
Southern California Public Power Authority Rev., 5.00%, 7/1/18	2,000,000	2,161,720
Southern California Public Power Authority Rev., 6.00%, 7/1/18, Prerefunded at 100% of Par(2)	2,000,000	2,198,740

	Principal Amount	Value
Southern California Public Power Authority Rev., 5.00%, 7/1/20	$4,000,000	$4,649,400
Southern California Public Power Authority Rev., 5.00%, 7/1/21	2,780,000	3,335,388
Southern California Public Power Authority Rev., 5.00%, 7/1/22	2,875,000	3,103,907
Southern California Water Replenishment District Rev., 5.00%, 8/1/21	1,000,000	1,201,280
Southwestern Community College District GO, Capital Appreciation, 0.00%, 8/1/46(1)	15,530,000	5,704,324
State of California GO, 5.00%, 11/1/16 (Ambac)	1,575,000	1,587,128
State of California GO, 5.00%, 9/1/17	2,500,000	2,612,600
State of California GO, 5.00%, 10/1/17	2,170,000	2,275,722
State of California GO, 5.50%, 4/1/18	2,535,000	2,732,122
State of California GO, 5.00%, 7/1/18(2)	5,435,000	5,876,050
State of California GO, 5.00%, 7/1/18(2)	1,565,000	1,692,000
State of California GO, 5.00%, 8/1/18	2,260,000	2,301,968
State of California GO, 5.00%, 9/1/18	1,000,000	1,087,480
State of California GO, 5.00%, 7/1/19(2)	4,505,000	5,063,034
State of California GO, 5.00%, 9/1/19	7,645,000	8,621,649
State of California GO, 5.00%, 3/1/20	1,690,000	1,797,061
State of California GO, 5.00%, 8/1/20	5,000,000	5,092,650
State of California GO, 5.25%, 10/1/20	5,000,000	5,704,250
State of California GO, 5.00%, 9/1/22	2,000,000	2,448,200
State of California GO, 5.00%, 3/1/23	10,000,000	12,361,300
State of California GO, 5.50%, 4/1/24	4,600,000	5,166,812
State of California GO, 5.00%, 8/1/24	1,260,000	1,283,134
State of California GO, 5.00%, 8/1/26	4,800,000	6,208,032
State of California GO, 5.00%, 12/1/26	1,045,000	1,313,858
State of California GO, 5.00%, 2/1/27	14,000,000	17,166,800
State of California GO, 5.00%, 2/1/28	5,795,000	7,092,848
State of California GO, 5.00%, 3/1/28	8,000,000	10,131,920
State of California GO, 5.75%, 4/1/28	5,000,000	5,638,400
State of California GO, 5.00%, 11/1/29	2,625,000	3,256,732
State of California GO, 5.00%, 9/1/30(3)	10,000,000	12,750,500
State of California GO, 5.75%, 4/1/31	5,000,000	5,630,150
State of California GO, 5.00%, 11/1/32	1,890,000	1,983,328
State of California GO, 6.50%, 4/1/33	5,000,000	5,738,000
State of California GO, 6.00%, 4/1/38	3,000,000	3,400,350
State of California GO, 5.00%, 8/1/45	5,000,000	6,214,750
State of California GO, VRDN, 4.00%, 12/1/21	4,000,000	4,551,560
State of California GO, VRN, 1.46%, 9/1/16	2,000,000	2,010,000
State of California GO, VRN, 1.56%, 9/1/16	800,000	806,024
State of California GO, VRN, 1.71%, 9/1/16	960,000	973,651
State of California Department of Water Resources Rev., 5.00%, 12/1/19, Prerefunded at 100% of Par(2)	905,000	1,031,012
State of California Department of Water Resources Rev., VRDN, 0.86%, 9/1/16	4,500,000	4,487,265
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/17	5,000,000	5,150,450
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/18	3,000,000	3,220,830

	Principal Amount	Value
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/19	$7,000,000	$7,810,250
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/20	14,215,000	16,440,643
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	1,860,000	2,150,365
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/20, Prerefunded at 100% of Par(2)	8,000,000	9,248,880
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	1,430,000	1,533,689
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	10,000,000	11,953,900
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/21	1,140,000	1,310,134
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/22	1,800,000	1,930,194
State of California Department of Water Resources Power Supply Rev., 5.00%, 5/1/22	6,835,000	7,844,393
Stockton Public Financing Authority Rev., 5.00%, 9/1/22 (BAM)	1,410,000	1,705,339
Stockton Public Financing Authority Rev., 5.00%, 9/1/23 (BAM)	1,435,000	1,771,134
Stockton Public Financing Authority Rev., 5.00%, 9/1/24 (BAM)	1,090,000	1,370,348
Stockton Public Financing Authority Rev., 5.00%, 9/1/25 (BAM)	2,255,000	2,830,499
Stockton Public Financing Authority Rev., 5.00%, 9/1/26 (BAM)	1,495,000	1,867,195
Stockton Public Financing Authority Rev., 6.25%, 10/1/38	1,500,000	1,897,530
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/20 (BAM)	575,000	639,636
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/21 (BAM)	450,000	509,270
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/22 (BAM)	940,000	1,074,777
Stockton Public Financing Authority Special Tax, 4.00%, 9/2/23 (BAM)	655,000	757,946
Stockton Unified School District GO, 5.00%, 8/1/27 (AGM)	530,000	657,481
Stockton Unified School District GO, 5.00%, 8/1/28 (AGM)	255,000	314,512
Stockton Unified School District GO, 5.00%, 8/1/30	11,165,000	13,864,250
Stockton Unified School District GO, 5.00%, 8/1/42 (AGM)	865,000	1,029,696
Sutter Union High School District GO, Capital Appreciation, 0.00%, 8/1/48 (BAM)(1)	2,470,000	703,728
Temecula Valley Unified School District Financing Authority Special Tax, 4.00%, 9/1/17 (BAM)	415,000	428,678
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/18 (BAM)	325,000	351,826
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/19 (BAM)	265,000	297,086
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/20 (BAM)	400,000	462,180
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/21 (BAM)	515,000	612,350
Temecula Valley Unified School District Financing Authority Special Tax, 5.00%, 9/1/22 (BAM)	275,000	332,426
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.00%, 6/1/37	1,750,000	1,750,140
Town of Hillsborough COP, VRDN, 0.64%, 9/1/16 (SBBPA: Bank of the West)	1,200,000	1,200,000
Tuolumne Wind Project Authority Rev., 5.625%, 1/1/29	1,000,000	1,108,110
Tustin Community Facilities District Special Tax, 5.00%, 9/1/22	480,000	570,288
Tustin Community Facilities District Special Tax, 5.00%, 9/1/23	725,000	878,178

	Principal Amount	Value
Tustin Community Facilities District Special Tax, 5.00%, 9/1/28	$1,000,000	$1,224,430
Tustin Community Facilities District Special Tax, 5.00%, 9/1/30	1,000,000	1,215,650
Twin Rivers Unified School District COP, VRDN, 3.45%, 7/1/18 (AGM)	3,000,000	3,005,640
Twin Rivers Unified School District COP, VRDN, 3.20%, 6/1/20 (AGM)	3,750,000	3,756,825
Twin Rivers Unified School District COP, VRDN, 3.20%, 6/1/20 (AGM)	2,500,000	2,504,550
University of California Rev., 5.25%, 5/15/17, Prerefunded at 101% of Par(2)	1,910,000	1,992,913
University of California Rev., 5.00%, 5/15/18, Prerefunded at 101% of Par(2)	760,000	824,684
University of California Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	2,210,000	2,485,366
University of California Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	4,285,000	4,818,911
University of California Rev., 5.25%, 5/15/19, Prerefunded at 100% of Par(2)	1,255,000	1,411,373
University of California Rev., 5.00%, 5/15/20	1,405,000	1,523,357
University of California Rev., 5.25%, 5/15/23	90,000	93,897
University of California Rev., 5.00%, 5/15/25	7,250,000	9,030,382
University of California Rev., 5.00%, 5/15/26	11,300,000	14,666,496
University of California Rev., 5.00%, 5/15/26	6,150,000	7,434,120
University of California Rev., 4.00%, 5/15/33	4,005,000	4,569,785
University of California Rev., 5.00%, 5/15/40	490,000	530,998
University of California Rev., 5.00%, 5/15/42	1,640,000	1,941,301
University of California Rev., VRDN, 1.40%, 5/15/21	1,650,000	1,677,803
University of California Rev., VRDN, 5.00%, 5/15/23	7,935,000	9,915,655
Upper Santa Clara Valley Joint Powers Authority Rev., 4.00%, 8/1/18	600,000	638,400
Upper Santa Clara Valley Joint Powers Authority Rev., 4.00%, 8/1/19	600,000	657,150
West Contra Costa Unified School District GO, 5.00%, 8/1/30	2,000,000	2,468,560
West Contra Costa Unified School District GO, 5.00%, 8/1/33	3,000,000	3,665,700
West Contra Costa Unified School District GO, 5.00%, 8/1/34	1,200,000	1,461,372
West Contra Costa Unified School District GO, 5.00%, 8/1/35	1,500,000	1,818,165
West Sacramento Financing Authority Special Tax, 5.00%, 9/1/18 (XLCA)	1,490,000	1,606,891
West Sacramento Financing Authority Special Tax, 5.00%, 9/1/19 (XLCA)	995,000	1,106,599
West Sacramento Financing Authority Special Tax, 5.00%, 9/1/20 (XLCA)	1,195,000	1,364,774
Yosemite Community College District GO, Capital Appreciation, 0.00%, 8/1/38(1)	6,000,000	3,154,620
		1,679,589,843
Guam — 0.1%
Guam Government GO, 6.00%, 11/15/19	825,000	912,442
Guam Government Power Authority Rev., 5.00%, 10/1/19 (AGM)	1,000,000	1,110,010
		2,022,452
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $1,563,535,145)		1,681,612,295
OTHER ASSETS AND LIABILITIES — (0.8)%		(13,667,786)
TOTAL NET ASSETS — 100.0%		$1,667,944,509

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $10,518,092, which represented 0.6% of total net assets.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2016
Assets
Investment securities, at value (cost of $1,563,535,145)	$1,681,612,295
Cash	604,016
Receivable for investments sold	20,600
Receivable for capital shares sold	2,928,141
Interest receivable	16,741,510
1,701,906,562

Liabilities
Payable for investments purchased	31,172,238
Payable for capital shares redeemed	1,569,773
Accrued management fees	597,715
Distribution and service fees payable	27,280
Dividends payable	595,047
33,962,053

Net Assets	$1,667,944,509

Net Assets Consist of:
Capital paid in	$1,553,257,613
Distributions in excess of net investment income	(1,918)
Accumulated net realized loss	(3,388,336)
Net unrealized appreciation	118,077,150
$1,667,944,509

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,301,750,597	106,384,558	$12.24
Institutional Class	$298,010,096	24,351,022	$12.24
A Class	$47,125,503	3,850,835	$12.24*
C Class	$21,058,313	1,719,882	$12.24
*Maximum offering price $12.82 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2016
Investment Income (Loss)
Income:
Interest	$44,017,690

Expenses:
Management fees	6,744,809
Distribution and service fees:
A Class	98,614
C Class	182,619
Trustees' fees and expenses	94,336
Other expenses	16,766
7,137,144

Net investment income (loss)	36,880,546

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	7,731,735
Change in net unrealized appreciation (depreciation) on investments	41,962,598

Net realized and unrealized gain (loss)	49,694,333

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,574,879

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2016 AND AUGUST 31, 2015
Increase (Decrease) in Net Assets	August 31, 2016	August 31, 2015
Operations
Net investment income (loss)	$36,880,546	$34,665,041
Net realized gain (loss)	7,731,735	(4,011,300)
Change in net unrealized appreciation (depreciation)	41,962,598	(6,569,308)
Net increase (decrease) in net assets resulting from operations	86,574,879	24,084,433

Distributions to Shareholders
From net investment income:
Investor Class	(29,161,214)	(27,681,317)
Institutional Class	(6,650,348)	(5,936,358)
A Class	(824,535)	(805,038)
C Class	(244,449)	(242,328)
Decrease in net assets from distributions	(36,880,546)	(34,665,041)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	112,576,854	193,414,589

Net increase (decrease) in net assets	162,271,187	182,833,981

Net Assets
Beginning of period	1,505,673,322	1,322,839,341
End of period	$1,667,944,509	$1,505,673,322

Distributions in excess of net investment income	$(1,918)	$(1,918)

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2016

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2016 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $16,438,818 and $35,090,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2016 were $522,278,312 and $361,443,855, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2016		Year ended August 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	24,255,956	$293,137,206	26,776,444	$319,070,899
Issued in reinvestment of distributions	1,835,589	22,173,012	1,802,765	21,478,133
Redeemed	(22,373,483)	(270,019,311)	(15,057,358)	(179,336,810)
	3,718,062	45,290,907	13,521,851	161,212,222
Institutional Class
Sold	9,385,505	113,275,395	5,629,481	67,112,507
Issued in reinvestment of distributions	538,956	6,515,524	488,458	5,819,299
Redeemed	(5,218,776)	(63,051,782)	(3,891,831)	(46,318,259)
	4,705,685	56,739,137	2,226,108	26,613,547
A Class
Sold	1,596,229	19,371,459	1,248,227	14,886,390
Issued in reinvestment of distributions	61,012	737,202	60,961	726,450
Redeemed	(1,122,193)	(13,523,992)	(748,912)	(8,926,577)
	535,048	6,584,669	560,276	6,686,263
C Class
Sold	585,746	7,095,797	312,075	3,713,825
Issued in reinvestment of distributions	16,212	195,996	16,567	197,590
Redeemed	(275,812)	(3,329,652)	(419,832)	(5,008,858)
	326,146	3,962,141	(91,190)	(1,097,443)
Net increase (decrease)	9,284,941	$112,576,854	16,217,045	$193,414,589

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

8. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$36,880,546	$34,662,983
Taxable ordinary income	—	$2,058
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,563,535,145
Gross tax appreciation of investments	$118,392,445
Gross tax depreciation of investments	(315,295)
Net tax appreciation (depreciation) of investments	$118,077,150
Other book-to-tax adjustments	$(1,918)
Undistributed exempt income	—
Accumulated short-term capital losses	$(3,388,336)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.85	0.28	0.39	0.67	(0.28)	—	(0.28)	$12.24	5.74%	0.47%	2.34%	23%	$1,301,751
2015	$11.94	0.29	(0.09)	0.20	(0.29)	—	(0.29)	$11.85	1.68%	0.47%	2.42%	30%	$1,216,943
2014	$11.36	0.29	0.58	0.87	(0.29)	—	(0.29)	$11.94	7.68%	0.47%	2.52%	52%	$1,064,224
2013	$11.96	0.30	(0.60)	(0.30)	(0.30)	—(3)	(0.30)	$11.36	(2.51)%	0.47%	2.48%	46%	$1,000,450
2012	$11.41	0.36	0.55	0.91	(0.36)	—	(0.36)	$11.96	8.06%	0.47%	3.04%	55%	$1,026,796
Institutional Class
2016	$11.85	0.31	0.39	0.70	(0.31)	—	(0.31)	$12.24	5.95%	0.27%	2.54%	23%	$298,010
2015	$11.94	0.31	(0.09)	0.22	(0.31)	—	(0.31)	$11.85	1.88%	0.27%	2.62%	30%	$232,892
2014	$11.37	0.32	0.57	0.89	(0.32)	—	(0.32)	$11.94	7.90%	0.27%	2.72%	52%	$207,978
2013	$11.96	0.32	(0.59)	(0.27)	(0.32)	—(3)	(0.32)	$11.37	(2.32)%	0.27%	2.68%	46%	$160,329
2012	$11.41	0.38	0.55	0.93	(0.38)	—	(0.38)	$11.96	8.28%	0.27%	3.24%	55%	$87,170
A Class
2016	$11.85	0.25	0.39	0.64	(0.25)	—	(0.25)	$12.24	5.47%	0.72%	2.09%	23%	$47,126
2015	$11.94	0.26	(0.09)	0.17	(0.26)	—	(0.26)	$11.85	1.42%	0.72%	2.17%	30%	$39,308
2014	$11.37	0.27	0.57	0.84	(0.27)	—	(0.27)	$11.94	7.41%	0.72%	2.27%	52%	$32,899
2013	$11.96	0.27	(0.59)	(0.32)	(0.27)	—(3)	(0.27)	$11.37	(2.76)%	0.72%	2.23%	46%	$36,644
2012	$11.41	0.32	0.56	0.88	(0.33)	—	(0.33)	$11.96	7.79%	0.72%	2.79%	55%	$36,341

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$11.86	0.16	0.38	0.54	(0.16)	—	(0.16)	$12.24	4.60%	1.47%	1.34%	23%	$21,058
2015	$11.95	0.17	(0.09)	0.08	(0.17)	—	(0.17)	$11.86	0.67%	1.47%	1.42%	30%	$16,531
2014	$11.37	0.18	0.58	0.76	(0.18)	—	(0.18)	$11.95	6.71%	1.47%	1.52%	52%	$17,738
2013	$11.97	0.18	(0.60)	(0.42)	(0.18)	—(3)	(0.18)	$11.37	(3.56)%	1.47%	1.48%	46%	$19,555
2012	$11.42	0.23	0.56	0.79	(0.24)	—	(0.24)	$11.97	6.99%	1.47%	2.04%	55%	$14,361

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Intermediate-Term Tax-Free Bond Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 18, 2016

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and slightly below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century California Tax-Free and Municipal Funds:

	Affirmative	Withhold
Tanya S. Beder	$2,491,173,919	$48,905,981
Jeremy I. Bulow	$2,490,850,243	$49,229,657
Anne Casscells	$2,491,569,613	$48,510,287
Jonathan D. Levin	$2,491,165,182	$48,914,718
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $36,864,105 as exempt interest dividends for the fiscal year ended August 31, 2016.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90327 1610

Annual Report

August 31, 2016

California High-Yield Municipal Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2016. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Municipal Bonds (Munis) Generally Extended Their Solid Performance

Key conditions described in our semiannual report letter extended for another six months. Widespread concerns about global economic growth sparked financial market volatility, followed by monetary policy reactions from central banks. The primary catalyst in 2015 was China, where slowing economic growth and currency devaluations sent shock waves through the global markets. These factors re-emerged in January and early February 2016, triggering sell-offs in riskier assets such as stocks and high-yield bonds and encouraging central banks in Japan and Europe to cut interest rates and/or extend their bond-buying (quantitative easing, QE) programs. More QE came after Brexit, the U.K.’s vote to exit the European Union. Monetary policy expansion produced negative interest rates in Japan and Europe, and lowered longer-maturity bond yields globally.

In this bond-friendly environment, munis generally continued to perform well. The broad muni market benefited from its comparatively high overall credit quality, despite defaults in Puerto Rico and financial concerns facing Illinois and New Jersey. We continue to view these as isolated incidents running counter to overall muni credit quality trends. Also, as government bond yields fell globally, after-tax muni yields looked attractive, especially for investors in top tax brackets.

After 12 straight months of positive performance for the broad muni market, we’re positioning muni portfolios for increased volatility (and the possibility of lower returns) after heavy demand compressed the yield differences (spreads) between shorter- and longer-maturity bonds, and higher- and lower-quality bonds. Spreads narrowed to an extent in August 2016 that would indicate a greater chance of widening than narrowing, given the uncertainties ahead, including central bank reviews of their QE programs, the Federal Reserve’s desire to raise interest rates, the fallout from Brexit, and the U.S. presidential election. We appreciate your continued trust in us during this challenging period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of August 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCHYX	10.27%	7.32%	5.34%	—	12/30/86
Bloomberg Barclays Municipal Bond Index	—	6.88%	4.80%	4.87%	—	—
Institutional Class	BCHIX	10.49%	7.53%	—	7.24%	3/1/10
A Class	CAYAX					1/31/03
No sales charge		10.00%	7.05%	5.08%	—
With sales charge		5.00%	6.08%	4.60%	—
C Class	CAYCX	9.18%	6.26%	4.29%	—	1/31/03
Average annual returns since inception are presented when ten years of performance history is not available.
Returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on August 31, 2016
Investor Class — $16,828

Bloomberg Barclays Municipal Bond Index — $16,093

Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.50%	0.30%	0.75%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

California High-Yield Municipal returned 10.27%* for the 12 months ended August 31, 2016, outperforming the investment-grade Bloomberg Barclays Municipal Bond Index, which returned 6.88%. Fund returns reflect operating expenses, while index returns do not.

The fund’s absolute return for the reporting period reflected the positive overall performance of municipal bonds (munis) and California and high-yield munis in particular. The muni market generally rallied, posting a positive total return in each of the 12 months and outperforming the U.S. Treasury market and the broad taxable investment-grade U.S. fixed-income market for the entire period. In addition to benefiting from a favorable backdrop for U.S. fixed-income securities—which included declining interest rates and muted inflation—munis advanced on stable credit trends, positive flows, and other supportive supply/demand factors.

Favorable Fixed-Income Backdrop, Muni Market Dynamics Fueled Gains

Investor concerns about global growth, commodity prices, and central bank monetary decisions generated volatility during the 12-month period. The U.S. economy continued to exhibit modest growth, particularly compared with the rest of the developed world, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate. However, the Fed implemented only one rate hike during the period—a 25 basis point increase (1 basis point equals 0.01%) on December 16, 2015, which pushed the range for the federal funds rate target to 0.25%-0.50%.

Despite expectations for additional rate hikes in 2016, the Fed cited concerns about the health of the global economy, the uncertainty triggered by the U.K. vote in late June to exit the European Union (Brexit), and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in Europe, Japan, and China continued to implement aggressive stimulus programs in response to weak growth rates and deflation threats in those regions. This action increased the relative attractiveness of the U.S. bond market, where yields were generally higher.

This environment led to positive performance for U.S. Treasuries and other U.S. bond market sectors. Munis generally tracked the U.S. Treasury market, but factors specific to the municipal market helped munis outperform. In particular, supply and demand dynamics remained favorable and supported gains. Overall supply increased only slightly, while demand for munis remained robust due to the tax advantages and perceived “safe-haven” munis offered investors. As of August 31, 2016, muni funds experienced 48 consecutive weeks of positive flows, according to Lipper Inc.

Overall, all major sectors of the muni bond market posted positive returns for the 12-month period, according to Bloomberg Barclays. Reflecting investor demand for yield, longer-maturity and lower-quality munis generally performed better than shorter-maturity and higher-quality securities. In addition, revenue bonds outperformed general obligation (GO) bonds.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

State and National Fiscal, Credit Backdrops Were Generally Positive

State and local finances in California and across the U.S. remained relatively healthy, even as tax revenue growth slowed due to stock market volatility. Spending restraint enabled most states, including California, to maintain stable credit profiles. Furthermore, California’s job growth outpaced the national average, and the state’s housing market continued to improve. In addition, state officials reported $7.3 billion in reserves at the end of fiscal year 2016 and projected reserves would climb to $8.5 billion by the end of fiscal year 2017. Also, in August 2016, Fitch Ratings upgraded California’s bond credit rating from “A+” to “AA-.”

From a national credit rating perspective, downgrades outpaced upgrades in the second calendar quarter of 2016, largely due to troubled credits in Illinois and Michigan. Overall, the national muni default rate remained low. We continue to believe it is unlikely any states will default, but special circumstances may continue to pressure isolated state, local, and commonwealth credit ratings, such as those in Puerto Rico, Illinois, New Jersey, and Michigan.

California and Lower-Quality Biases, Maturity Strategy Drove Outperformance

Our bias toward California munis and lower-quality securities compared with the national investment-grade index primarily contributed to the portfolio’s outperformance. We continued to increase the portfolio’s allocation to below-investment-grade and non-rated securities, particularly within the tobacco, health care, and land-secured sectors. These and other California high-yield munis generally benefited from a stable credit environment, which led to spread tightening (a decrease in the yield differential between higher-quality and lower-quality munis of similar maturity) and robust returns during the reporting period.

In addition, we maintained a flattening bias with respect to the portfolio’s yield-curve positioning, holding more exposure to longer-maturity munis than the index. This strategy aided relative performance as yields on longer-maturity securities declined more than yields on shorter-maturity munis, causing the muni yield curve to flatten. The portfolio’s duration (price sensitivity to interest rate changes), which was slightly longer than the index’s, also lifted performance in this yield environment.

Elsewhere, we continued to favor revenue bonds over GO bonds, which lifted performance. Within the revenue sector, security selection among tobacco, hospital, and special tax bonds aided results. Conversely, security selection among toll roads detracted from relative performance.

Focus on Yield in Range-Bound Market

We believe U.S. economic fundamentals support slightly higher interest rates. But low inflation, weaker global economic fundamentals, low interest rates in Europe and Japan, weak commodity prices, a strong U.S. dollar, and geopolitical uncertainty (particularly in the wake of the Brexit vote) will, in our view, likely keep Fed action slow and data dependent, and keep rates range-bound in the near term. For this reason, we are comfortable maintaining a slightly longer-than-average duration—a strategy that has helped enhance the portfolio’s yield. We also believe volatility may escalate ahead of the November U.S. presidential election, and such volatility may cause credit spreads to widen. This potential backdrop may present compelling buying opportunities among lower-quality credits. In this environment, we believe fundamental credit research, active management, and security selection will become increasingly important.

6

Fund Characteristics

AUGUST 31, 2016
Portfolio at a Glance
Weighted Average Maturity	19.2 years
Average Duration (Modified)	5.8 years

Top Five Sectors	% of fund investments
Special Tax	26%
Hospital	14%
General Obligation (GO) - Local	7%
Tollroads	7%
Lease Revenue	6%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.8%
Other Assets and Liabilities	(0.8)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2016 to August 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Expenses Paid During Period(1) 3/1/16 - 8/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,051.40	$2.58	0.50%
Institutional Class	$1,000	$1,052.40	$1.55	0.30%
A Class	$1,000	$1,050.10	$3.86	0.75%
C Class	$1,000	$1,046.10	$7.71	1.50%
Hypothetical
Investor Class	$1,000	$1,022.62	$2.54	0.50%
Institutional Class	$1,000	$1,023.63	$1.53	0.30%
A Class	$1,000	$1,021.37	$3.81	0.75%
C Class	$1,000	$1,017.60	$7.61	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

AUGUST 31, 2016

	Principal Amount	Value
MUNICIPAL SECURITIES — 100.8%
California — 99.2%
ABAG Finance Authority for Nonprofit Corps. Rev., (Jackson Laboratory), 5.00%, 7/1/37	$2,000,000	$2,301,400
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp Healthcare Obligated Group), 5.00%, 8/1/43	3,500,000	4,165,105
ABC Unified School District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL)(1)	1,000,000	938,880
Alameda Community Facilities District Special Tax, 5.00%, 9/1/42	1,250,000	1,446,663
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/26	2,000,000	2,472,880
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/27 (AGM)	2,000,000	2,477,420
Alameda Corridor Transportation Authority Rev., 5.00%, 10/1/37	1,500,000	1,826,400
Alhambra Rev., (Atherton Baptist Homes), 7.50%, 1/1/30	1,480,000	1,683,722
Anaheim Public Financing Authority Rev., 5.00%, 5/1/46	4,400,000	5,292,188
Antelope Valley Healthcare District Rev., 5.00%, 3/1/26	5,000,000	5,948,750
Antelope Valley Healthcare District Rev., 5.00%, 3/1/46	5,000,000	5,462,200
Antelope Valley-East Kern Water Agency Rev., 5.00%, 6/1/35	2,320,000	2,894,084
Bay Area Toll Authority Rev., 5.00%, 4/1/43	1,000,000	1,208,160
Bay Area Toll Authority Rev., 5.00%, 10/1/54	2,000,000	2,400,700
Bay Area Toll Authority Rev., VRDN, 1.26%, 9/1/16	1,450,000	1,450,450
Bay Area Toll Authority Rev., VRDN, 1.66%, 9/1/16	2,500,000	2,526,150
Bay Area Toll Authority Rev., VRDN, 1.81%, 9/1/16	1,000,000	1,018,350
Beaumont Financing Authority Special Tax, 6.875%, 9/1/36	1,050,000	1,053,854
Beaumont Unified School District GO, Capital Appreciation, 0.00%, 8/1/40 (AGM)(1)	2,000,000	891,460
Berryessa Union School District GO, Capital Appreciation, 0.00%, 8/1/21 (AGM)(1)	1,190,000	1,104,118
Berryessa Union School District GO, Capital Appreciation, 0.00%, 8/1/22 (AGM)(1)	1,220,000	1,098,085
Berryessa Union School District GO, Capital Appreciation, 0.00%, 8/1/23 (AGM)(1)	1,000,000	866,750
California County Tobacco Securitization Agency Rev., (Alameda County Tobacco Securitization Corp.), 0.00%, 6/1/50(1)	22,520,000	2,380,589
California County Tobacco Securitization Agency Rev., (Los Angeles County Securitization Corp.), 5.65%, 6/1/41	1,500,000	1,525,005
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/25	715,000	904,825
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31 (GA: Brandman University)	1,820,000	2,102,864
California Educational Facilities Authority Rev., (Pepperdine University), 5.00%, 9/1/33	2,000,000	2,405,320
California Educational Facilities Authority Rev., (University of Redlands), 5.00%, 10/1/34	1,000,000	1,222,350
California Educational Facilities Authority Rev., (University of Redlands), 3.50%, 10/1/35	800,000	853,296
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/24(2)	2,250,000	2,653,920

10

	Principal Amount	Value
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/25(2)	$250,000	$298,323
California Health Facilities Financing Authority Rev., (Adventist Health System/West Obligated Group), 4.00%, 3/1/39(2)	4,615,000	5,091,499
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,000,000	2,227,440
California Health Facilities Financing Authority Rev., (Children's Hospital of Orange County), 6.50%, 11/1/38 (GA: Children's Healthcare of California)	3,000,000	3,533,100
California Health Facilities Financing Authority Rev., (Dignity Health Obligated Group), 6.00%, 7/1/39	4,300,000	4,908,149
California Health Facilities Financing Authority Rev., (Hope Obligated Group), 5.00%, 11/15/39	1,910,000	2,282,775
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), 5.00%, 8/15/26	1,020,000	1,229,783
California Health Facilities Financing Authority Rev., (Lucile Salter Packard Children's Hospital at Stanford Obligated Group), VRDN, 1.45%, 3/15/17, Prerefunded at 100% of Par(3)	1,910,000	1,919,474
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 6.50%, 10/1/18, Prerefunded at 100% of Par(3)	1,000,000	1,123,080
California Health Facilities Financing Authority Rev., (Providence Health & Services Obligated Group), 5.00%, 10/1/38	2,000,000	2,449,080
California Health Facilities Financing Authority Rev., (Scripps Health Obligated Group), 5.50%, 10/1/20	1,500,000	1,653,180
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), 5.00%, 7/1/37	445,000	529,234
California Health Facilities Financing Authority Rev., (St. Joseph Health System Obligated Group), VRDN, 5.00%, 10/18/22	2,200,000	2,681,668
California Health Facilities Financing Authority Rev., (St. Joseph Health System), VRDN, 0.62%, 9/1/16 (LOC: U.S. Bank N.A.)	6,100,000	6,100,000
California Health Facilities Financing Authority Rev., (Stanford Health Care Obligated Group), 5.00%, 8/15/51	2,500,000	2,940,575
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.25%, 8/15/31	2,030,000	2,439,552
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 4.00%, 11/15/41	5,000,000	5,590,500
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/43	2,880,000	3,480,163
California Health Facilities Financing Authority Rev., (Sutter Health Obligated Group), 5.00%, 8/15/52	5,000,000	5,915,850
California Infrastructure & Economic Development Bank Rev., (All Sato Kreis Holding LLC), VRDN, 0.60%, 9/1/16 (LOC: Bank of the West)	1,000,000	1,000,000
California Infrastructure & Economic Development Bank Rev., (Colburn School), VRDN, 1.56%, 9/1/16	2,190,000	2,205,133
California Infrastructure & Economic Development Bank Rev., (Museum Associates), VRDN, 2.11%, 9/1/16	1,000,000	1,020,460
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.63%, 9/1/16 (LOC: Union Bank N.A.)	1,200,000	1,200,000
California Infrastructure & Economic Development Bank Rev., (Pacific Gas & Electric Co.), VRDN, 0.63%, 9/1/16 (LOC: Union Bank N.A.)	4,995,000	4,995,000
California Mobilehome Park Financing Authority Rev., (Millennium Housing of California), 5.50%, 12/15/41	2,000,000	2,010,760
California Municipal Finance Authority COP, (Community Hospitals of Central California Obligated Group), 5.50%, 2/1/39	1,450,000	1,602,453

11

	Principal Amount	Value
California Municipal Finance Authority Rev., (Azusa Pacific University), 8.00%, 4/1/21, Prerefunded at 100% of Par(3)	$3,335,000	$4,380,022
California Municipal Finance Authority Rev., (Azusa Pacific University), 5.00%, 4/1/41	1,860,000	2,160,130
California Municipal Finance Authority Rev., (Biola University, Inc.), 5.875%, 10/1/34	1,000,000	1,072,400
California Municipal Finance Authority Rev., (Bowles Hall Foundation), 5.00%, 6/1/50	1,750,000	2,002,122
California Municipal Finance Authority Rev., (Caritas Affordable Housing, Inc.), 5.00%, 8/15/20	600,000	680,724
California Municipal Finance Authority Rev., (Caritas Affordable Housing, Inc.), 5.00%, 8/15/22	360,000	422,359
California Municipal Finance Authority Rev., (Community Hospitals of Central California Obligated Group), 5.00%, 2/1/46	3,615,000	4,209,053
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/24	1,000,000	1,218,090
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/25	1,000,000	1,231,100
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/26	500,000	619,015
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/35	350,000	405,160
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/40	500,000	578,010
California Municipal Finance Authority Rev., (Northbay Healthcare Group Obligated Group), 5.00%, 11/1/44	300,000	345,624
California Municipal Finance Authority Rev., (Santa Rosa Academy LLC), 5.125%, 7/1/35(4)	905,000	1,005,337
California Municipal Finance Authority Rev., (Santa Rosa Academy LLC), 5.375%, 7/1/45(4)	1,400,000	1,570,212
California Municipal Finance Authority Rev., (Terwilliger Plaza, Inc.), 5.00%, 6/1/36	1,000,000	1,157,930
California Municipal Finance Authority Rev., (Terwilliger Plaza, Inc.), 5.00%, 6/1/46	1,000,000	1,149,760
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/34	950,000	1,082,297
California Municipal Finance Authority Rev., (Touro College and University System Obligated Group), 5.25%, 1/1/40	1,750,000	1,980,755
California Pollution Control Financing Authority Rev., 5.00%, 11/21/45(4)	3,165,000	3,255,487
California Pollution Control Financing Authority Rev., (Pacific Gas & Electric Co.), VRDN, 0.62%, 9/1/16 (LOC: TD Bank N.A.)	2,600,000	2,600,000
California School Finance Authority Rev., (52nd & Crenshaw LLC), 6.00%, 10/1/49	700,000	784,700
California School Finance Authority Rev., (Alliance for College-Ready Public Schools Obligated Group), 5.00%, 7/1/45(4)	5,000,000	5,772,200
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/27(4)	500,000	595,965
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/28(4)	685,000	811,081
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/29(4)	795,000	937,178
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/30(4)	400,000	469,808
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/31(4)	500,000	584,245
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/40(4)	1,000,000	1,154,860

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	Principal Amount	Value
California School Finance Authority Rev., (Aspire Public Schools Obligated Group), 5.00%, 8/1/46(4)	$1,000,000	$1,148,120
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 4.00%, 6/1/26(4)	1,265,000	1,315,752
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 4.50%, 6/1/31(4)	1,000,000	1,042,450
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 5.00%, 6/1/46(4)	2,325,000	2,449,969
California School Finance Authority Rev., (Downtown College Prep Obligated Group), 5.00%, 6/1/51(4)	2,000,000	2,103,900
California School Finance Authority Rev., (Green Dot Public Schools Obligated Group), 5.00%, 8/1/45(4)	3,500,000	3,957,205
California School Finance Authority Rev., (Klare Holdings), 4.125%, 7/1/24	475,000	520,961
California School Finance Authority Rev., (Klare Holdings), 5.00%, 7/1/34	500,000	568,450
California School Finance Authority Rev., (Klare Holdings), 5.125%, 7/1/44	700,000	796,138
California School Finance Authority Rev., (Klare Holdings), 5.00%, 7/1/45(4)	1,650,000	1,884,184
California School Finance Authority Rev., (Launchpad Development Obligated Group), 5.00%, 6/1/21(4)	400,000	439,700
California School Finance Authority Rev., (Launchpad Development Obligated Group), 5.00%, 6/1/26(4)	500,000	564,270
California School Finance Authority Rev., (Launchpad Development Obligated Group), 5.00%, 6/1/31(4)	870,000	950,693
California School Finance Authority Rev., (Launchpad Development Obligated Group), 5.00%, 6/1/36(4)	1,000,000	1,073,440
California School Finance Authority Rev., (Launchpad Development Obligated Group), 5.00%, 6/1/46(4)	2,100,000	2,225,580
California State Public Works Board Rev., 5.00%, 3/1/17	1,000,000	1,022,630
California State Public Works Board Rev., 4.00%, 11/1/17	1,235,000	1,285,116
California State Public Works Board Rev., 5.00%, 9/1/22, Prerefunded at 100% of Par(3)	500,000	615,260
California State Public Works Board Rev., 5.00%, 9/1/23, Prerefunded at 100% of Par(3)	1,500,000	1,895,580
California State Public Works Board Rev., 5.00%, 4/1/25	1,500,000	1,809,180
California State Public Works Board Rev., 5.75%, 10/1/30	2,000,000	2,289,860
California State Public Works Board Rev., 5.75%, 10/1/31	1,000,000	1,227,600
California State Public Works Board Rev., 5.00%, 12/1/31	975,000	1,158,573
California State Public Works Board Rev., 6.00%, 3/1/35	1,250,000	1,468,313
California State Public Works Board Rev., 5.00%, 4/1/37	5,465,000	6,431,212
California State Public Works Board Rev., 5.00%, 11/1/38	2,350,000	2,856,965
California State Public Works Board Rev., 5.00%, 9/1/39	7,000,000	8,493,520
California Statewide Communities Development Authority Rev., (899 Charleston LLC), 5.25%, 11/1/44	1,500,000	1,694,085
California Statewide Communities Development Authority Rev., (Adventist Health System/West Obligated Group), 5.00%, 3/1/35	1,785,000	2,195,032
California Statewide Communities Development Authority Rev., (American Baptist Homes of the West Obligated Group), 5.00%, 10/1/43 (GA: American Baptist Homes Foundation)	1,200,000	1,361,412
California Statewide Communities Development Authority Rev., (American Baptist Homes of the West Obligated Group), 5.00%, 10/1/45	2,400,000	2,815,584
California Statewide Communities Development Authority Rev., (be.group), 7.25%, 11/15/41(4)	2,500,000	2,911,825

13

	Principal Amount	Value
California Statewide Communities Development Authority Rev., (California Baptist University), 5.50%, 11/1/38	$7,000,000	$7,254,240
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 3.50%, 5/15/36	5,735,000	5,987,512
California Statewide Communities Development Authority Rev., (CHF-Irvine LLC), 5.00%, 5/15/40	1,000,000	1,214,230
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/34	1,500,000	1,783,425
California Statewide Communities Development Authority Rev., (Collis P and Howard Huntington Memorial Hospital Obligated Group), 5.00%, 7/1/44	2,760,000	3,257,711
California Statewide Communities Development Authority Rev., (Cottage Health System Obligated Group), 5.25%, 11/1/30	1,250,000	1,438,900
California Statewide Communities Development Authority Rev., (Episcopal Communities & Services for Seniors), 5.00%, 5/15/42	1,500,000	1,695,210
California Statewide Communities Development Authority Rev., (Henry Mayo Newhall Memorial Hospital), 5.25%, 10/1/43 (AGM)	1,000,000	1,202,150
California Statewide Communities Development Authority Rev., (Independence Support LLC), 7.00%, 6/1/45	7,000,000	6,526,310
California Statewide Communities Development Authority Rev., (John Muir Health), 4.00%, 8/15/46	4,000,000	4,427,320
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 8/15/46	1,125,000	1,378,733
California Statewide Communities Development Authority Rev., (Kaiser Credit Group), 5.00%, 4/1/42	6,000,000	6,998,100
California Statewide Communities Development Authority Rev., (Lancer Educational Housing LLC), 5.625%, 6/1/33	2,500,000	2,572,800
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/26(4)	1,000,000	1,223,820
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/36(4)	1,000,000	1,162,430
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/41(4)	1,000,000	1,150,600
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/44	5,000,000	5,773,100
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.00%, 12/1/46(4)	3,000,000	3,438,240
California Statewide Communities Development Authority Rev., (Loma Linda University Medical Center Obligated Group), 5.25%, 12/1/56(4)	8,250,000	9,588,975
California Statewide Communities Development Authority Rev., (Los Angeles Jewish Home for the Aging Obligated Group), 3.00%, 8/1/21 (GA: Jewish Home Foundation/California Mortgage Insurance)	1,300,000	1,304,459
California Statewide Communities Development Authority Rev., (Southern California Edison Co.), VRDN, 1.375%, 4/2/18	4,350,000	4,390,020
California Statewide Communities Development Authority Rev., (Sutter Health Obligated Group), 5.05%, 8/15/38 (AGM)	1,650,000	1,772,067
California Statewide Communities Development Authority Rev., (Trinity Health Corp. Obligated Group), 5.00%, 12/1/41	1,100,000	1,296,691
California Statewide Communities Development Authority Special Assessment, 2.70%, 9/2/22	345,000	356,088
California Statewide Communities Development Authority Special Assessment, 3.00%, 9/2/23	355,000	370,322

14

	Principal Amount	Value
California Statewide Communities Development Authority Special Assessment, 3.00%, 9/2/24	$365,000	$381,524
California Statewide Communities Development Authority Special Assessment, 5.00%, 9/2/35	1,920,000	2,212,243
California Statewide Communities Development Authority Special Assessment, 5.00%, 9/2/45	3,810,000	4,336,390
California Statewide Communities Development Authority Special Tax, 5.00%, 9/1/36	1,000,000	1,158,150
California Statewide Communities Development Authority Special Tax, 5.00%, 9/1/37	4,515,000	5,211,032
California Statewide Communities Development Authority Special Tax, 5.00%, 9/1/45	1,500,000	1,719,795
Capistrano Unified School District Special Tax, 3.20%, 9/1/44	1,630,000	1,608,745
Capistrano Unified School District Special Tax, 4.00%, 9/1/46(2)	3,000,000	3,262,290
Carson Redevelopment Agency Successor Agency Tax Allocation, 7.00%, 10/1/36	2,000,000	2,354,900
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/29 (AGM)	1,250,000	1,515,225
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/30 (AGM)	1,315,000	1,584,338
Cathedral City Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 8/1/31 (AGM)	1,380,000	1,654,882
Chaffey Joint Union High School District GO, 5.00%, 8/1/32	2,000,000	2,455,300
Chula Vista Rev., (San Diego Gas & Electric Co.), 5.875%, 1/1/34	1,000,000	1,129,350
Clovis Unified School District GO, 5.00%, 8/1/38	3,000,000	3,641,220
Corona-Norca Unified School District Special Tax, 4.00%, 9/1/45	2,000,000	2,123,680
Del Mar Race Track Authority Rev., 5.00%, 10/1/29	1,010,000	1,151,986
Del Mar Race Track Authority Rev., 5.00%, 10/1/35	2,000,000	2,271,500
Dixon Special Tax, 5.00%, 9/1/45	4,780,000	5,440,214
Duarte Unified School District GO, Capital Appreciation, 0.00%, 11/1/23 (AGM)(1)	1,150,000	995,843
Eastern Municipal Water District COP, 5.00%, 7/1/33	4,000,000	4,318,480
Eastern Municipal Water District Special Tax, 5.00%, 9/1/36	3,575,000	4,163,802
El County Dorado Special Tax, 5.00%, 9/1/27	1,055,000	1,315,996
El County Dorado Special Tax, 5.00%, 9/1/29	1,225,000	1,513,622
El County Dorado Special Tax, 5.00%, 9/1/30	1,325,000	1,628,346
El County Dorado Special Tax, 5.00%, 9/1/31	1,280,000	1,565,389
El County Dorado Special Tax, 5.00%, 9/1/32	1,355,000	1,653,086
Elk Grove Finance Authority Special Tax, 4.00%, 9/1/22	1,310,000	1,467,135
Elk Grove Finance Authority Special Tax, 4.00%, 9/1/24	1,705,000	1,936,130
Elk Grove Finance Authority Special Tax, 4.00%, 9/1/26	2,140,000	2,453,724
Elk Grove Finance Authority Special Tax, 5.00%, 9/1/46	3,500,000	4,114,145
Elsinore Valley Municipal Water District COP, VRDN, 0.62%, 9/7/16 (LOC: Bank of America N.A.)	1,200,000	1,200,000
Emeryville Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/31 (AGM)	590,000	718,307
Emeryville Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/34 (AGM)	1,000,000	1,206,000
Escondido Joint Powers Financing Authority Rev., 5.00%, 9/1/31	1,355,000	1,615,417
Foothill-De Anza Community College District GO, Capital Appreciation, 0.00%, 8/1/21 (NATL)(1)	3,000,000	2,815,260
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/24(5)	2,200,000	1,969,880

15

	Principal Amount	Value
Foothill-Eastern Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/42(1)	$6,000,000	$2,295,060
Foothill-Eastern Transportation Corridor Agency Rev., 6.50%, 1/15/43	4,000,000	4,892,960
Foothill-Eastern Transportation Corridor Agency Rev., 6.00%, 1/15/49	27,500,000	33,344,575
Foothill-Eastern Transportation Corridor Agency Rev., VRDN, 5.50%, 1/15/23	3,750,000	4,481,287
Fremont Community Facilities District No. 1 Special Tax, 5.00%, 9/1/40	3,000,000	3,450,600
Fremont Community Facilities District No. 1 Special Tax, 5.00%, 9/1/45	2,000,000	2,293,060
Golden State Tobacco Securitization Corp. Rev., 4.50%, 6/1/27	4,650,000	4,724,353
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/29	1,500,000	1,821,750
Golden State Tobacco Securitization Corp. Rev., 5.00%, 6/1/33	3,000,000	3,029,550
Golden State Tobacco Securitization Corp. Rev., 5.30%, 6/1/37	7,000,000	7,190,120
Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47	15,400,000	15,462,216
Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47	14,805,000	15,135,448
Hayward Area Recreation and Park District COP, 5.125%, 1/1/39	1,500,000	1,776,075
Hayward Unified School District GO, 4.00%, 8/1/17 (AGM)	1,650,000	1,701,893
Hemet Unified School District Financing Authority Special Tax, 5.00%, 9/1/34	350,000	407,694
Hemet Unified School District Financing Authority Special Tax, 5.00%, 9/1/39	2,100,000	2,418,738
Hesperia Special Tax, 5.00%, 9/1/29	1,060,000	1,232,706
Hesperia Special Tax, 5.00%, 9/1/35	2,690,000	3,059,202
Hesperia Public Financing Authority Tax Allocation, 5.50%, 9/1/32 (XLCA)	3,000,000	3,071,550
Hesperia Public Financing Authority Tax Allocation, 5.50%, 9/1/37 (XLCA)	2,025,000	2,068,679
Huntington Beach Community Facilities District Special Tax, 5.375%, 9/1/33	1,700,000	1,993,012
Imperial Irrigation District Electric System Rev., 5.00%, 11/1/36	4,000,000	4,974,320
Independent Cities Finance Authority Rev., (Augusta Communities LLC), 5.00%, 5/15/39	2,500,000	2,772,750
Independent Cities Finance Authority Rev., (Millennium Housing Corp.), 5.00%, 9/15/36	1,000,000	1,094,260
Independent Cities Finance Authority Rev., (Millennium Housing Corp.), 5.00%, 9/15/36	1,500,000	1,647,420
Independent Cities Finance Authority Rev., (Millennium Housing LLC), 6.75%, 8/15/46	2,500,000	2,932,450
Independent Cities Finance Authority Rev., (Millennium Housing LLC), 5.00%, 10/15/47	5,000,000	5,457,200
Independent Cities Lease Finance Authority Rev., (Millennium Housing of California), 5.70%, 11/15/17, Prerefunded at 100% of Par(3)	3,430,000	3,642,145
Inland Valley Development Agency Tax Allocation, 5.25%, 9/1/37	1,110,000	1,328,481
Inland Valley Development Agency Tax Allocation, 5.00%, 9/1/44	2,680,000	3,123,674
Irvine Rev., VRDN, 0.58%, 9/1/16 (LOC: State Street Bank & Trust Co.)	1,100,000	1,100,000
Irvine Special Assessment, 5.00%, 9/2/24	700,000	833,035
Irvine Special Assessment, 5.00%, 9/2/26	600,000	707,280
Irvine Special Assessment, 5.00%, 9/2/29	700,000	825,566
Irvine Special Assessment, 5.00%, 9/2/30	350,000	411,779

16

	Principal Amount	Value
Irvine Special Assessment, 5.00%, 9/2/42	$1,500,000	$1,722,810
Irvine Special Assessment, VRDN, 0.58%, 9/1/16 (LOC: U.S. Bank N.A.)	5,923,000	5,923,000
Irvine Special Tax, 5.00%, 9/1/49	4,500,000	5,160,420
Irvine Unified School District Special Tax, 6.70%, 9/1/35	515,000	599,980
Jurupa Community Services District Special Tax, 8.875%, 9/1/18, Prerefunded at 100% of Par(3)	2,000,000	2,330,220
Jurupa Community Services District Special Tax, 5.00%, 9/1/37	250,000	281,210
Jurupa Community Services District Special Tax, 5.00%, 9/1/40	1,605,000	1,899,325
Jurupa Community Services District Special Tax, 5.00%, 9/1/42	1,000,000	1,120,930
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/31	1,100,000	1,330,186
Jurupa Public Financing Authority Special Tax, 5.00%, 9/1/42	1,000,000	1,166,840
Kaweah Delta Health Care District Rev., 4.00%, 6/1/45	5,010,000	5,366,962
La Verne COP, (Brethren Hillcrest Homes), 5.00%, 5/15/36	1,100,000	1,219,229
Lake Elsinore Special Tax, 4.00%, 9/1/46	4,480,000	4,909,094
Lake Elsinore Public Financing Authority Special Tax, 5.00%, 9/1/40	2,380,000	2,737,476
Lammersville Joint Unified School District Special Tax, 6.00%, 9/1/43	1,250,000	1,528,363
Long Beach Bond Finance Authority Rev., 5.50%, 11/15/37 (GA: Merrill Lynch & Co.)	1,150,000	1,578,743
Long Beach Marina System Rev., 5.00%, 5/15/45	5,245,000	6,065,003
Los Alamitos Unified School District COP, Capital Appreciation, 0.00%, 8/1/24(5)	1,300,000	1,184,833
Los Angeles Community College District GO, 5.00%, 8/1/18, Prerefunded at 100% of Par(3)	2,000,000	2,168,920
Los Angeles Community Facilities District Special Tax, 6.40%, 9/1/22	880,000	900,222
Los Angeles County COP, 5.00%, 3/1/23	1,000,000	1,231,570
Los Angeles County Regional Financing Authority Rev., (MonteCedro, Inc.), 3.00%, 11/15/21 (California Mortgage Insurance)	330,000	330,647
Los Angeles County Schools COP, 4.00%, 6/1/18 (AGM)	1,650,000	1,736,724
Los Angeles County Schools COP, 5.00%, 6/1/19 (AGM)	1,200,000	1,334,832
Los Angeles County Schools COP, 5.00%, 6/1/20 (AGM)	1,305,000	1,496,718
Los Angeles County Schools COP, 5.00%, 6/1/21 (AGM)	1,895,000	2,234,963
Los Angeles Department of Airports Rev., 5.00%, 5/15/40	2,000,000	2,273,780
Los Angeles Department of Water & Power Rev., 5.00%, 7/1/30	3,500,000	4,323,445
Los Angeles Department of Water & Power Rev., VRDN, 0.54%, 9/1/16 (SBBPA: Citibank N.A.)	900,000	900,000
Los Angeles Department of Water & Power Rev., VRDN, 0.54%, 9/1/16 (SBBPA: Citibank N.A.)	19,845,000	19,845,000
Los Angeles Unified School District COP, 5.00%, 10/1/29	350,000	418,100
Los Angeles Unified School District GO, 5.00%, 7/1/18	3,335,000	3,606,602
Los Angeles Unified School District GO, 5.00%, 7/1/24	3,430,000	4,091,887
Los Angeles Unified School District GO, 5.00%, 7/1/30	1,155,000	1,442,052
Los Angeles Wastewater System Rev., 5.00%, 6/1/32	3,000,000	3,626,130
M-S-R Energy Authority Rev., 7.00%, 11/1/34 (GA: Citigroup, Inc.)	1,700,000	2,606,236
M-S-R Energy Authority Rev., 6.50%, 11/1/39 (GA: Citigroup, Inc.)	4,000,000	5,968,360
Manteca Redevelopment Agency Tax Allocation, VRDN, 0.56%, 9/1/16 (LOC: State Street Bank & Trust Co.)	585,000	585,000
Menifee Union School District Public Financing Authority Special Tax, 5.00%, 9/1/26	755,000	930,447

17

	Principal Amount	Value
Menifee Union School District Public Financing Authority Special Tax, 4.00%, 9/1/27	$420,000	$470,009
Menifee Union School District Public Financing Authority Special Tax, 5.00%, 9/1/28	325,000	392,152
Modesto Irrigation District COP, 6.00%, 10/1/39	3,000,000	3,385,500
Montebello Community Redevelopment Agency Successor Agency Tax Allocation, 8.10%, 3/1/18, Prerefunded at 100% of Par(3)	2,000,000	2,223,400
Moorpark Rev., (Villa del Arroyo Moorpark LLC), 6.50%, 5/15/41	4,000,000	4,642,280
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/34	1,600,000	1,806,576
Municipal Improvement Corp. of Los Angeles Rev., 4.00%, 11/1/35	2,000,000	2,242,980
Murrieta Financing Authority Special Tax, 5.00%, 9/1/31	1,735,000	2,013,016
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/23	2,530,000	3,076,910
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/30	1,735,000	2,140,869
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/31	1,915,000	2,349,590
Murrieta Valley Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/32	1,155,000	1,413,674
Northern California Power Agency Rev., 5.00%, 7/1/31	1,090,000	1,299,956
Norwalk-La Mirada Unified School District GO, Capital Appreciation, 0.00%, 8/1/38 (AGC)(1)	10,000,000	4,750,700
Oakland Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 9/1/16, Prerefunded at 100% of Par (Ambac)(3)	5,000,000	5,000,000
Oakland Unified School District/Alameda County GO, 6.125%, 8/1/19, Prerefunded at 100% of Par(3)	2,500,000	2,898,075
Oakland Unified School District/Alameda County GO, 5.50%, 8/1/32	2,150,000	2,621,430
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/35	1,200,000	1,472,856
Oakland Unified School District/Alameda County GO, 6.625%, 8/1/38	770,000	970,816
Oakland Unified School District/Alameda County GO, 5.00%, 8/1/40	3,750,000	4,568,737
Ohlone Community College District GO, 5.00%, 8/1/21, Prerefunded at 100% of Par(3)	3,000,000	3,601,170
Ontario Community Facilities District No. 24 Special Tax, 5.00%, 9/1/41(2)	1,000,000	1,172,650
Ontario Community Facilities District No. 24 Special Tax, 5.00%, 9/1/46(2)	1,000,000	1,169,510
Orange Community Facilities District Special Tax, 5.00%, 10/1/40 (AGM)	2,000,000	2,386,080
Orange County Community Facilities District Special Tax, 5.25%, 8/15/45	4,000,000	4,767,960
Orange County Transportation Authority Rev., 5.00%, 8/15/30	2,400,000	2,933,328
Orange County Water District Rev., 5.00%, 8/15/33	1,900,000	2,340,477
Oxnard Financing Authority Rev., 5.00%, 6/1/33 (AGM)	2,095,000	2,520,725
Oxnard Financing Authority Rev., 5.00%, 6/1/34 (AGM)	2,750,000	3,300,137
Palm Springs Financing Authority Rev., 5.00%, 6/1/35	4,000,000	4,681,800
Palomar Health COP, 5.50%, 11/1/19	5,000,000	5,449,000
Palomar Health COP, 6.75%, 11/1/39	2,750,000	3,073,290
Paramount Unified School District GO, Capital Appreciation, 0.00%, 8/1/51 (BAM)(1)	12,500,000	1,450,375
Patterson Joint Unified School District GO, Capital Appreciation, 0.00%, 3/1/49 (AGM)(1)	8,160,000	2,702,837
Perris Union High School District Special Tax, 5.00%, 9/1/41	2,000,000	2,316,580

18

	Principal Amount	Value
Pleasant Valley School District/Ventura County GO, 5.85%, 8/1/31 (NATL)	$4,835,000	$6,383,312
Poway Unified School District Rev., 7.875%, 9/15/39	3,760,000	4,386,491
Poway Unified School District Special Tax, 5.00%, 9/1/36	585,000	668,117
Poway Unified School District Special Tax, 3.375%, 9/1/42	2,500,000	2,548,225
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/34	1,000,000	1,182,090
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/35	1,000,000	1,178,010
Poway Unified School District Public Financing Authority Special Tax, 5.00%, 9/1/36	1,250,000	1,469,250
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/22	400,000	454,384
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/23	650,000	740,896
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/24	500,000	576,905
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/26	1,000,000	1,161,100
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/27	425,000	488,665
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/29	1,280,000	1,440,512
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/31	1,350,000	1,505,412
Rancho Cordova Community Facilities District Special Tax, 4.00%, 9/1/37	1,000,000	1,105,870
Rancho Cordova Community Facilities District Special Tax, 5.00%, 9/1/40	1,195,000	1,359,384
Rancho Cordova Community Facilities District Special Tax, 5.00%, 9/1/45	1,250,000	1,417,425
Redwood City Redevelopment Agency Successor Agency Tax Allocation, Capital Appreciation, 0.00%, 7/15/28 (Ambac)(1)	3,405,000	2,399,129
Rio Elementary School District Community Facilities District Special Tax, 5.00%, 9/1/35	2,550,000	2,939,053
Rio Elementary School District Community Facilities District Special Tax, 5.50%, 9/1/39	1,785,000	2,057,980
River Islands Public Financing Authority Special Tax, 5.50%, 9/1/45	1,500,000	1,670,235
River Islands Public Financing Authority Special Tax, 5.50%, 9/1/45	5,000,000	5,567,450
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/30	1,035,000	1,174,632
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/35	2,520,000	2,816,377
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/40	2,250,000	2,632,230
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/42	3,000,000	3,327,810
Riverside County Community Facilities Districts Special Tax, 5.00%, 9/1/44	2,735,000	3,183,102
Riverside County Public Financing Authority Tax Allocation, 4.00%, 10/1/36 (BAM)	2,500,000	2,775,100
Riverside County Redevelopment Successor Agency Tax Allocation, 6.25%, 10/1/30	2,200,000	2,597,276
Riverside County Transportation Commission Rev., 5.25%, 6/1/39	800,000	987,832
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/41(1)	2,000,000	775,700

19

	Principal Amount	Value
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/42(1)	$3,320,000	$1,223,785
Riverside County Transportation Commission Rev., Capital Appreciation, 0.00%, 6/1/43(1)	5,000,000	1,727,800
Riverside County Transportation Commission Rev., 5.75%, 6/1/44	500,000	596,565
Riverside Sewer Rev., 5.00%, 8/1/40	2,000,000	2,415,140
Romoland School District Special Tax, 5.00%, 9/1/35	4,685,000	5,437,926
Romoland School District Special Tax, 5.00%, 9/1/38	2,900,000	3,339,669
Romoland School District Special Tax, 5.00%, 9/1/43	2,640,000	2,952,286
Roseville Special Tax, 6.125%, 9/1/18, Prerefunded at 100% of Par(3)	2,600,000	2,885,064
Roseville Special Tax, 5.00%, 9/1/37	1,250,000	1,453,400
Roseville Special Tax, 5.00%, 9/1/38	1,650,000	1,971,057
Roseville Special Tax, 5.00%, 9/1/44	1,650,000	1,843,760
Roseville Electric System Rev., 5.00%, 2/1/37	925,000	1,035,075
Sacramento County Special Tax, 5.00%, 9/1/40	1,000,000	1,183,380
Sacramento County Special Tax, 5.00%, 9/1/45	1,500,000	1,768,890
Sacramento County Special Tax, 5.00%, 9/1/46	2,385,000	2,723,598
Sacramento County Airport System Rev., 6.00%, 7/1/35	4,000,000	4,374,280
Sacramento Municipal Utility District Rev., 5.00%, 8/15/31	625,000	757,369
Sacramento Municipal Utility District Rev., 5.00%, 8/15/33	1,000,000	1,211,790
Sacramento Transportation Authority Rev., 5.00%, 10/1/24	1,055,000	1,301,691
San Bernardino County Rev., (WLP Parkview Place Apartments LLC), VRDN, 0.63%, 9/1/16 (LIQ FAC: FNMA)	2,300,000	2,300,000
San Bernardino County Special Tax, 5.00%, 9/1/33	3,000,000	3,479,430
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 2.00%, 12/1/17 (AGM)	2,675,000	2,716,329
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/21 (AGM)	3,900,000	4,641,546
San Bernardino Redevelopment Agency Successor Agency Tax Allocation, 5.00%, 12/1/23 (AGM)	2,425,000	3,001,859
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	9,350,000	11,638,880
San Clemente Special Tax, 5.00%, 9/1/46	2,000,000	2,310,040
San Diego Special Tax, 5.00%, 9/1/37	1,000,000	1,197,480
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	835,000	1,071,890
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/26	525,000	669,333
San Diego County Rev., (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/30	725,000	903,916
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/24	300,000	370,143
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/25	955,000	1,169,226
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/26	500,000	607,820
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/43	2,500,000	2,921,050
San Diego County Regional Airport Authority Rev., 5.00%, 7/1/44	1,500,000	1,779,300
San Diego County Water Authority Financing Corp. Rev., 5.00%, 5/1/33	1,500,000	1,823,865
San Diego Public Facilities Financing Authority Rev., 5.00%, 4/15/37	2,000,000	2,291,160
San Diego Public Facilities Financing Authority Rev., 5.00%, 10/15/44	2,660,000	3,260,149

20

	Principal Amount	Value
San Diego Public Facilities Financing Authority Water Rev., 5.00%, 8/1/30	$2,000,000	$2,427,600
San Diego Redevelopment Agency Successor Agency Tax Allocation, 7.00%, 11/1/39	3,000,000	3,557,040
San Diego Unified Port District Rev., 5.00%, 9/1/26	750,000	909,008
San Francisco City & County Airport Comm-San Francisco International Airport Rev., 5.25%, 5/1/18, Prerefunded at 100% of Par(3)	3,000,000	3,234,030
San Francisco City & County Redevelopment Agency Special Tax, Capital Appreciation, 0.00%, 8/1/43(1)	5,500,000	1,301,080
San Francisco City & County Redevelopment Agency Tax Allocation, 6.625%, 8/1/19, Prerefunded at 100% of Par(3)	2,000,000	2,345,420
San Francisco City & County Redevelopment Agency Tax Allocation, 6.75%, 2/1/21, Prerefunded at 100% of Par(3)	1,000,000	1,257,020
San Francisco City & County Redevelopment Agency Tax Allocation, 7.00%, 2/1/21, Prerefunded at 100% of Par(3)	1,250,000	1,584,800
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/33	780,000	930,376
San Francisco City & County Redevelopment Agency Tax Allocation, 5.00%, 8/1/43	1,000,000	1,177,750
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/17	435,000	448,133
San Gorgonio Memorial Health Care District GO, 4.00%, 8/1/18	515,000	546,451
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/20	1,000,000	1,151,860
San Gorgonio Memorial Health Care District GO, 5.00%, 8/1/21	275,000	324,935
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/32	450,000	529,380
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/33	280,000	327,807
San Jacinto Community Facilities District Special Tax, 5.00%, 9/1/34	335,000	390,727
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/25 (NATL)(1)	3,090,000	2,464,491
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/29 (NATL)(1)	165,000	109,522
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/31 (NATL)(1)	16,000,000	9,813,920
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/32 (NATL)(1)	290,000	170,636
San Joaquin Hills Transportation Corridor Agency Rev., Capital Appreciation, 0.00%, 1/15/36 (NATL)(1)	1,335,000	664,990
San Joaquin Hills Transportation Corridor Agency Rev., 5.25%, 1/15/44	6,000,000	6,774,660
San Jose Airport Rev., 5.25%, 3/1/34	2,605,000	3,019,143
San Mateo Special Tax, 6.00%, 9/1/42	500,000	580,415
San Mateo Special Tax, 5.50%, 9/1/44	2,250,000	2,569,140
Santa Barbara Secondary High School District GO, 0.00%, 8/1/36(1)	10,000,000	5,198,400
Santa Barbara Secondary High School District GO, 0.00%, 8/1/40(1)	3,795,000	1,729,344
Santa Cruz County Redevelopment Agency Tax Allocation, 7.00%, 9/1/19, Prerefunded at 100% of Par(3)	3,000,000	3,564,840
Santa Cruz County Redevelopment Agency Tax Allocation, 4.00%, 9/1/34 (BAM)	1,000,000	1,136,020
Santa Cruz County Redevelopment Agency Tax Allocation, 4.00%, 9/1/35 (BAM)	900,000	1,017,729
Santa Cruz County Redevelopment Agency Tax Allocation, 4.00%, 9/1/36 (BAM)	1,350,000	1,520,762

21

	Principal Amount	Value
Santa Margarita Water District Special Tax, 5.625%, 9/1/43	$1,250,000	$1,473,350
Santaluz Community Facilities District No. 2 Special Tax, 5.10%, 9/1/30	465,000	531,453
Saugus-Castaic School Facilities Financing Authority Special Tax, 6.00%, 9/1/43	1,480,000	1,742,448
Saugus/Hart School Facilities Financing Authority Special Tax, 5.00%, 9/1/41	1,235,000	1,461,771
Saugus/Hart School Facilities Financing Authority Special Tax, 5.00%, 9/1/46	1,245,000	1,469,810
Silicon Valley Tobacco Securitization Authority Rev., Capital Appreciation, 0.00%, 6/1/36(1)	12,000,000	4,013,040
Silicon Valley Tobacco Securitization Authority Rev., Capital Appreciation, 0.00%, 6/1/41(1)	5,000,000	1,168,700
South Placer Wastewater Authority Rev., VRN, 0.89%, 9/1/16	2,985,000	2,973,657
Southern California Public Power Authority Rev., 5.25%, 11/1/19 (GA: Goldman Sachs & Co.)	2,445,000	2,746,860
Southern California Public Power Authority Rev., 5.00%, 11/1/33 (GA: Goldman Sachs & Co.)	3,755,000	4,856,755
Southern Mono Health Care District GO, Capital Appreciation, 0.00%, 8/1/26 (NATL)(1)	1,800,000	1,254,402
Southwestern Community College District GO, Capital Appreciation, 0.00%, 8/1/46(1)	12,425,000	4,563,827
State of California GO, 4.00%, 9/1/17	10,000,000	10,351,700
State of California GO, 5.00%, 11/1/19	5,000,000	5,672,100
State of California GO, 5.00%, 9/1/23(2)	7,000,000	8,747,900
State of California GO, 5.25%, 2/1/30	5,000,000	6,055,950
State of California GO, 5.00%, 2/1/38	4,635,000	5,554,816
State of California GO, 6.00%, 4/1/38	5,000,000	5,667,250
State of California GO, 5.00%, 2/1/43	5,650,000	6,748,473
State of California GO, VRDN, 0.55%, 9/1/16 (LOC: Citibank N.A.)	1,600,000	1,600,000
State of California GO, VRN, 1.46%, 9/1/16	2,000,000	2,010,000
State of California GO, VRN, 1.56%, 9/1/16	800,000	806,024
State of California GO, VRN, 1.71%, 9/1/16	960,000	973,651
Stockton Public Financing Authority Rev., 5.00%, 9/1/28 (BAM)	2,215,000	2,735,924
Stockton Public Financing Authority Rev., 5.00%, 9/1/29 (BAM)	1,750,000	2,147,460
Stockton Public Financing Authority Rev., 6.25%, 10/1/40	1,750,000	2,213,785
Stockton Unified School District GO, 5.00%, 8/1/31	4,620,000	5,705,885
Stockton Unified School District GO, 5.00%, 8/1/42 (AGM)	705,000	839,232
Sunnyvale Special Tax, 7.75%, 8/1/32	6,500,000	6,518,135
Susanville Public Financing Authority Rev., 6.00%, 6/1/45	3,000,000	3,322,530
Sutter Union High School District GO, Capital Appreciation, 0.00%, 6/1/50 (BAM)(1)	2,935,000	767,884
Sweetwater Union High School District GO, 4.00%, 8/1/42	5,000,000	5,590,100
Tahoe-Truckee Unified School District GO, Capital Appreciation, 0.00%, 8/1/22 (NATL)(1)	2,690,000	2,422,829
Tahoe-Truckee Unified School District GO, Capital Appreciation, 0.00%, 8/1/23 (NATL)(1)	2,220,000	1,944,054
Tejon Ranch Public Facilities Finance Authority Special Tax, 5.00%, 9/1/45	4,000,000	4,552,480
Tobacco Securitization Authority of Northern California Rev., (Sacramento County Tobacco Securitization Corp.), 5.50%, 6/1/45	2,000,000	2,000,140
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.00%, 6/1/37	2,250,000	2,250,180
Tobacco Securitization Authority of Southern California Rev., (San Diego County Tobacco Asset Securitization Corp.), 5.125%, 6/1/46	6,750,000	6,750,405

22

	Principal Amount	Value
Tracy Community Facilities District No. 2006-01 Special Tax, 5.75%, 9/1/36	$3,105,000	$3,110,030
Tracy Public Financing Authority Special Tax, 4.00%, 9/2/18	1,900,000	2,008,566
Tracy Public Financing Authority Special Tax, 5.00%, 9/2/19	2,285,000	2,541,491
Tracy Public Financing Authority Special Tax, 5.00%, 9/2/20	2,100,000	2,398,515
Tri-Dam Power Authority Rev., 4.00%, 11/1/16	2,165,000	2,173,443
Tulare Sewer Rev., 5.00%, 11/15/22 (AGM)	500,000	613,165
Tulare Sewer Rev., 5.00%, 11/15/24 (AGM)	500,000	638,620
Tulare Sewer Rev., 5.00%, 11/15/25 (AGM)	400,000	518,012
Tuolumne Wind Project Authority Rev., 5.875%, 1/1/29	2,000,000	2,227,720
Turlock Public Financing Authority Tax Allocation, 7.50%, 9/1/39	2,770,000	3,465,021
Tustin Community Facilities District Special Tax, 6.00%, 9/1/17, Prerefunded at 100% of Par(3)	1,300,000	1,370,044
Tustin Community Facilities District Special Tax, 6.00%, 9/1/17, Prerefunded at 100% of Par(3)	4,945,000	5,211,437
Tustin Community Facilities District Special Tax, 5.00%, 9/1/37	3,330,000	3,929,566
Tustin Community Facilities District Special Tax, 5.00%, 9/1/40	1,100,000	1,293,578
Tustin Community Facilities District Special Tax, 5.00%, 9/1/45	2,200,000	2,578,884
Tustin Unified School District Special Tax, 5.75%, 9/1/30	1,000,000	1,141,400
Tustin Unified School District Special Tax, 6.00%, 9/1/40	1,500,000	1,741,245
Twin Rivers Unified School District COP, VRDN, 3.20%, 6/1/20 (AGM)	1,750,000	1,753,185
Twin Rivers Unified School District COP, VRDN, 3.20%, 6/1/20 (AGM)	1,000,000	1,001,820
University of California Rev., 5.00%, 5/15/37	5,000,000	5,960,700
Val Verde Unified School District Special Tax, 5.00%, 9/1/37	1,750,000	2,006,637
Ventura County Community College District GO, 5.50%, 8/1/18, Prerefunded at 100% of Par(3)	1,600,000	1,751,648
Washington Township Health Care District Rev., 5.00%, 7/1/26	400,000	486,064
Washington Township Health Care District Rev., 3.25%, 7/1/27	1,000,000	1,056,670
Washington Township Health Care District Rev., 3.50%, 7/1/28	750,000	800,813
Washington Township Health Care District Rev., 3.75%, 7/1/29	1,000,000	1,065,000
West Hollywood Public Financing Authority Rev., 4.00%, 4/1/46	4,000,000	4,461,480
Whittier Rev., (Presbyterian Intercommunity Hospital Obligated Group), 5.00%, 6/1/44	3,500,000	4,098,080
Yuba City Unified School District GO, Capital Appreciation, 0.00%, 3/1/25 (NATL)(1)	1,500,000	1,230,375
		1,158,662,216
Guam — 1.2%
Guam Government GO, 7.00%, 11/15/19, Prerefunded at 100% of Par(3)	7,230,000	8,650,189
Guam Government Rev., 5.125%, 1/1/42	1,000,000	1,102,680
Guam Government Power Authority Rev., 5.00%, 10/1/34	850,000	946,866
Guam Government Waterworks Authority Rev., 5.00%, 1/1/46	3,000,000	3,518,700
		14,218,435
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Rev., 5.00%, 9/1/33(4)	2,500,000	2,864,225
Virgin Islands Public Finance Authority Rev., 6.75%, 10/1/37	2,000,000	2,112,380
		4,976,605
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $1,065,528,515)		1,177,857,256
OTHER ASSETS AND LIABILITIES — (0.8)%		(9,623,601)
TOTAL NET ASSETS — 100.0%		$1,168,233,655

23

NOTES TO SCHEDULE OF INVESTMENTS
AGC	-	Assured Guaranty Corporation
AGM	-	Assured Guaranty Municipal Corporation
BAM	-	Build America Mutual Assurance Company
COP	-	Certificates of Participation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
GO	-	General Obligation
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
NATL	-	National Public Finance Guarantee Corporation
SBBPA	-	Standby Bond Purchase Agreement
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA	-	XL Capital Ltd.

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $57,651,751, which represented 4.9% of total net assets.

(5)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

AUGUST 31, 2016
Assets
Investment securities, at value (cost of $1,065,528,515)	$1,177,857,256
Cash	790,331
Receivable for investments sold	120,150
Receivable for capital shares sold	1,471,023
Interest receivable	13,644,784
1,193,883,544

Liabilities
Payable for investments purchased	22,322,258
Payable for capital shares redeemed	2,404,926
Accrued management fees	461,778
Distribution and service fees payable	57,070
Dividends payable	403,857
25,649,889

Net Assets	$1,168,233,655

Net Assets Consist of:
Capital paid in	$1,094,685,315
Accumulated net realized loss	(38,780,401)
Net unrealized appreciation	112,328,741
$1,168,233,655

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$860,996,641	78,467,550	$10.97
Institutional Class	$137,887,978	12,570,295	$10.97
A Class	$135,279,416	12,328,054	$10.97*
C Class	$34,069,620	3,104,420	$10.97
*Maximum offering price $11.49 (net asset value divided by 0.955).

See Notes to Financial Statements.

25

Statement of Operations

YEAR ENDED AUGUST 31, 2016
Investment Income (Loss)
Income:
Interest	$39,450,792

Expenses:
Management fees	4,700,271
Distribution and service fees:
A Class	315,033
C Class	306,149
Trustees' fees and expenses	59,497
Other expenses	13,920
5,394,870

Net investment income (loss)	34,055,922

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,160,621
Futures contract transactions	69,766
4,230,387

Change in net unrealized appreciation (depreciation) on:
Investments	57,875,220
Futures contracts	(78,527)
57,796,693

Net realized and unrealized gain (loss)	62,027,080

Net Increase (Decrease) in Net Assets Resulting from Operations	$96,083,002

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2016 AND AUGUST 31, 2015
Increase (Decrease) in Net Assets	August 31, 2016	August 31, 2015
Operations
Net investment income (loss)	$34,055,922	$31,052,252
Net realized gain (loss)	4,230,387	(3,687,147)
Change in net unrealized appreciation (depreciation)	57,796,693	6,737,352
Net increase (decrease) in net assets resulting from operations	96,083,002	34,102,457

Distributions to Shareholders
From net investment income:
Investor Class	(25,388,631)	(22,933,451)
Institutional Class	(3,839,737)	(3,213,866)
A Class	(4,068,923)	(4,194,466)
C Class	(758,631)	(710,469)
Decrease in net assets from distributions	(34,055,922)	(31,052,252)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	243,686,421	72,245,980

Net increase (decrease) in net assets	305,713,501	75,296,185

Net Assets
Beginning of period	862,520,154	787,223,969
End of period	$1,168,233,655	$862,520,154

See Notes to Financial Statements.

27

Notes to Financial Statements

AUGUST 31, 2016

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

28

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1925% to 0.3100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended August 31, 2016 was 0.49% for the Investor Class, A Class and C Class and 0.29% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and

29

service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $29,390,000 and $19,100,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2016 were $455,801,843 and $188,781,606, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2016		Year ended August 31, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,802,333	$286,994,238	16,300,335	$168,967,153
Issued in reinvestment of distributions	2,007,232	21,446,102	1,815,379	18,804,585
Redeemed	(11,670,371)	(124,790,844)	(12,572,062)	(130,008,836)
	17,139,194	183,649,496	5,543,652	57,762,902
Institutional Class
Sold	5,076,136	54,438,032	2,159,763	22,373,675
Issued in reinvestment of distributions	347,604	3,713,020	303,391	3,141,909
Redeemed	(987,026)	(10,524,745)	(1,799,790)	(18,737,563)
	4,436,714	47,626,307	663,364	6,778,021
A Class
Sold	3,326,804	35,497,945	2,760,616	28,582,741
Issued in reinvestment of distributions	346,809	3,699,115	373,436	3,869,303
Redeemed	(2,912,232)	(31,016,450)	(2,771,772)	(28,720,194)
	761,381	8,180,610	362,280	3,731,850
C Class
Sold	913,025	9,779,499	758,896	7,858,572
Issued in reinvestment of distributions	53,006	565,560	49,897	516,947
Redeemed	(571,494)	(6,115,051)	(425,841)	(4,402,312)
	394,537	4,230,008	382,952	3,973,207
Net increase (decrease)	22,731,826	$243,686,421	6,952,248	$72,245,980

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 37 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2016, the effect of interest rate risk derivative instruments on the Statement of Operations was $69,766 in net realized gain (loss) on futures contract transactions and $(78,527) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund focuses its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Exempt income	$34,055,922	$31,004,444
Taxable ordinary income	—	$47,808
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,065,528,515
Gross tax appreciation of investments	$112,600,380
Gross tax depreciation of investments	(271,639)
Net tax appreciation (depreciation) of investments	$112,328,741
Undistributed exempt income	—
Accumulated short-term capital losses	$(35,918,944)
Accumulated long-term capital losses	$(2,861,457)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(9,518,848)	$(12,885,340)	$(6,203,529)	$(7,311,227)	$(2,861,457)

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.30	0.37	0.67	1.04	(0.37)	$10.97	10.27%	0.50%	3.47%	19%	$860,997
2015	$10.25	0.39	0.05	0.44	(0.39)	$10.30	4.32%	0.50%	3.75%	41%	$631,702
2014	$9.33	0.41	0.92	1.33	(0.41)	$10.25	14.50%	0.50%	4.14%	57%	$571,924
2013	$10.13	0.40	(0.80)	(0.40)	(0.40)	$9.33	(4.14)%	0.50%	3.99%	81%	$472,141
2012	$9.40	0.45	0.73	1.18	(0.45)	$10.13	12.79%	0.50%	4.55%	48%	$506,399
Institutional Class
2016	$10.30	0.39	0.67	1.06	(0.39)	$10.97	10.49%	0.30%	3.67%	19%	$137,888
2015	$10.25	0.41	0.05	0.46	(0.41)	$10.30	4.53%	0.30%	3.95%	41%	$83,751
2014	$9.33	0.43	0.92	1.35	(0.43)	$10.25	14.73%	0.30%	4.34%	57%	$76,561
2013	$10.13	0.42	(0.80)	(0.38)	(0.42)	$9.33	(3.94)%	0.30%	4.19%	81%	$25,217
2012	$9.40	0.46	0.74	1.20	(0.47)	$10.13	13.01%	0.30%	4.75%	48%	$22,287
A Class
2016	$10.30	0.34	0.67	1.01	(0.34)	$10.97	10.00%	0.75%	3.22%	19%	$135,279
2015	$10.25	0.36	0.05	0.41	(0.36)	$10.30	4.06%	0.75%	3.50%	41%	$119,150
2014	$9.33	0.38	0.92	1.30	(0.38)	$10.25	14.21%	0.75%	3.89%	57%	$114,878
2013	$10.13	0.38	(0.80)	(0.42)	(0.38)	$9.33	(4.38)%	0.75%	3.74%	81%	$105,296
2012	$9.40	0.42	0.73	1.15	(0.42)	$10.13	12.51%	0.75%	4.30%	48%	$117,162

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2016	$10.30	0.26	0.67	0.93	(0.26)	$10.97	9.18%	1.50%	2.47%	19%	$34,070
2015	$10.25	0.28	0.05	0.33	(0.28)	$10.30	3.29%	1.50%	2.75%	41%	$27,917
2014	$9.33	0.31	0.92	1.23	(0.31)	$10.25	13.37%	1.50%	3.14%	57%	$23,860
2013	$10.13	0.30	(0.80)	(0.50)	(0.30)	$9.33	(5.09)%	1.50%	2.99%	81%	$25,056
2012	$9.40	0.35	0.73	1.08	(0.35)	$10.13	11.67%	1.50%	3.55%	48%	$29,388

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 18, 2016

35

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

38

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

39

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

40

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

42

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century California Tax-Free and Municipal Funds:

	Affirmative	Withhold
Tanya S. Beder	$2,491,173,919	$48,905,981
Jeremy I. Bulow	$2,490,850,243	$49,229,657
Anne Casscells	$2,491,569,613	$48,510,287
Jonathan D. Levin	$2,491,165,182	$48,914,718
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

43

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $34,019,969 as exempt interest dividends for the fiscal year ended August 31, 2016.

44

Contact Us	americancentury.com
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Investors Using Advisors	1-800-378-9878
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American Century California Tax-Free and Municipal Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90325 1610

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $113,068
FY 2016:    $117,940

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $313,694
FY 2016:    $167,395

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	October 25, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 25, 2016